UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

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TILE SHOP HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TILE SHOP HOLDINGS, INC.
14000 Carlson Parkway
Plymouth, Minnesota 55441
Telephone: (763) 852-2901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 23, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Tile Shop Holdings, Inc. (the “Company”) on Tuesday, July 23, 2013, at 8:00 a.m. (Central Time) at the offices of Fredrikson & Byron P.A., located at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402, for the following purposes:

1.	To elect as Class I directors to hold office until the 2016 Annual Meeting of Stockholders, the following two nominees recommended by the Board of Directors: Peter J. Jacullo III and Adam L. Suttin.
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.
3.	To approve the 2012 Omnibus Award Plan.
4.	To approve the performance goals of the 2012 Omnibus Award Plan.
5.	To hold a non-binding advisory vote on named executive officer compensation (a “Say-on-Pay” vote).
6.	To hold a non-binding advisory vote on the frequency of Say-on-Pay votes.
7.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is June 3, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

Sincerely,

/s/ Robert A. Rucker

Robert A. Rucker
Chief Executive Officer, President and Director

Plymouth, Minnesota
June 13, 2013

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may vote over the telephone or the Internet as instructed in this proxy statement. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any stockholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card or voted by proxy over the telephone or the Internet. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON JULY 23, 2013:

The Proxy Statement and Fiscal 2012 Annual Report to Stockholders are
available at https://materials.proxyvote.com/88677Q

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TILE SHOP HOLDINGS, INC.
14000 Carlson Parkway
Plymouth, Minnesota 55441
Telephone: (763) 852-2901

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 23, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of Tile Shop Holdings, Inc. (the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Fredrikson & Byron P.A., located at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402, on Tuesday, July 23, 2013, at 8:00 a.m. (Central Time), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the telephone or the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about June 13, 2013 to our beneficial owners and stockholders of record who owned our common stock at the close of business on June 3, 2013. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates its election.

Why did I receive a full set of proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholders of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet.

You can choose to receive our future proxy materials electronically by visiting http://www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting http://www.proxyvote.com, sending an electronic mail message to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

The SEC has enacted rules that permit us to make available to stockholders electronic versions of the proxy materials even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to our beneficial owners and stockholders of record.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 3, 2013 will be entitled to vote at the Annual Meeting. On the record date, there were 53,134,239 shares of common stock of the Company outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on June 3, 2013, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided, if you received paper copies of the proxy materials, or vote by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on June 3, 2013, your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are six matters scheduled for a vote:

•	Election of the following two nominees recommended by the Board of Directors to be Class I directors and to hold office until the fiscal 2016 Annual Meeting of Stockholders: Peter J. Jacullo III and Adam L. Suttin.
•	Ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.
•	Approval of the 2012 Omnibus Award Plan.
•	Approval of the performance goals of the 2012 Omnibus Award Plan.
•	Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers (a “Say-on-Pay” vote).
•	Approval, on a non-binding advisory basis, of the frequency of Say-on-Pay votes.

How do I vote?

You may either vote “For” both of the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For the ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, you may vote “For” or “Against” or abstain from voting. For the approval of the 2012 Omnibus Award Plan and for the approval of the performance goals of the 2012 Omnibus Award Plan, you may vote “For” or “Against” or abstain from voting. For the advisory vote on named executive officer compensation, you may vote “For” or “Against” or abstain from voting. For the advisory vote regarding the preferred frequency of Say-on-Pay votes, you may vote that such vote be taken every “1 Year,” “2 Years” or “3 Years” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. If you would like directions to the meeting location, please call 763-852-2901.
•	If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 12-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on July 22, 2013, to be counted.
•	To vote over the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. Please have available the 12-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m. Eastern Time (10:59 p.m. Central Time) on July 22, 2013, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of June 3, 2013. There is no cumulative voting for election of directors.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of the nominees for director, “For” the ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013, “For” the approval of the 2012 Omnibus Award Plan, “For” the approval of the performance goals of the 2012 Omnibus Award Plan, “For” the advisory vote on named executive officer compensation, and for “1 Year” as the preferred frequency for Say-on-Pay votes. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors and employees may solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement and our fiscal 2012 Annual Report to Stockholders are available at https://materials.proxyvote.com/88677Q.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•	You may submit another properly completed proxy card with a later date.
•	You may submit a new vote by telephone or Internet.
•	You may send a timely written notice that you are revoking your proxy to our Secretary at 14000 Carlson Parkway, Plymouth, Minnesota 55441.
•	You may attend the Annual Meeting and vote in person; however, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How many votes are needed to approve each proposal?

•	For Proposal 1, the election of Class I directors, the two nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy at the Annual Meeting and voting on the election of directors) will be elected. Only “For” votes will affect the approval of this proposal.
•	To be approved, Proposal 2, ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, must receive a “For” vote from the majority of shares present in person or by proxy at the Annual Meeting and voting on this proposal. If you “Abstain” from voting, it will have no effect on the approval of this proposal.
•	To be approved, Proposal 3, approval of the 2012 Omnibus Award Plan to allow the grant of performance awards, must receive a “For” vote from the majority of shares present in person or by proxy at the Annual Meeting and voting on this proposal. If you “Abstain” from voting, it will have no effect on the approval of this proposal.
•	To be approved, Proposal 4, approval of the performance goals of the 2012 Omnibus Award Plan, must receive a “For” vote from the majority of shares present in person or by proxy at the Annual Meeting and voting on this proposal. If you “Abstain” from voting, it will have no effect on the approval of this proposal.
•	Proposal 5, regarding named executive officer compensation, is an advisory vote, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.
•	Proposal 6, regarding the preferred frequency of Say-on-Pay votes, is an advisory vote, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The Board of Directors and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on named executive officer compensation.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

What are “broker non-votes”?

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal for which your broker does not have or does not exercise discretionary authority to vote (a “broker non-vote”). Shares constituting broker non-votes are not counted or deemed to have voted on a non-routine matter at the Annual Meeting and, therefore, have no effect on the election of directors in Proposal 1, the approval of the 2012 Omnibus Award Plan or the approval of the performance goals of the 2012 Omnibus Award Plan in Proposals 3 and 4, or the Say-on-Pay or the Say-on-Pay frequency in Proposals 5 and 6, because such proposals are considered non-routine matters. If you do not provide voting instructions to your broker, your broker will have discretion to vote your shares on Proposal 2, because the ratification of auditor appointment is considered a routine matter. Broker non-votes are counted as present for the purpose of determining a quorum at the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 53,134,239 shares outstanding and entitled to vote. Thus, the holders of 26,567,120 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Proxies marked “Abstain” as well as broker non-votes will also be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the Annual Meeting.

When are stockholder proposals due for the 2014 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be included in the Company proxy statement and related proxy and presented at the 2014 Annual Meeting must be submitted in writing to our Secretary at 14000 Carlson Parkway, Plymouth, Minnesota 55441, and received no later than February 14, 2014. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although our Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Additionally, pursuant to the advance notice provisions of the Company’s Bylaws, as authorized by applicable state law, in order for stockholders to present director nominations or other business at the 2014 Annual Meeting, a stockholder’s notice of such nomination or other business must be received by our Secretary at the same address no earlier than the close of business on March 25, 2014 and no later than the close of business on April 24, 2014 and must be in a form that complies with the requirements set forth in the Company’s Bylaws. You are advised to review the Company’s Bylaws for these requirements.

EXPLANATORY NOTE

On August 21, 2012, Tile Shop Holdings, Inc., a Delaware corporation (the “TS Holdings”) consummated the transactions contemplated pursuant to that certain Contribution and Merger Agreement dated as of June 27, 2012, among TS Holdings, JWC Acquisition Corp., a publicly-held Delaware corporation (“JWCAC”), The Tile Shop, LLC, a privately-held Delaware limited liability company (“The Tile Shop”), and certain other parties. Through a series of transactions, The Tile Shop was contributed to and became a subsidiary of TS Holdings and TS Holdings effected a business combination with and became a successor issuer to JWCAC. These transactions are referred to herein as the “Business Combination.” Unless the context otherwise requires or as otherwise stated herein, all references herein to the “Company,” “Tile Shop,” “we,” “us” and “our” refer to The Tile Shop prior to completion of the Business Combination and TS Holdings following completion of the Business Combination, and all references to “JWCAC” refer to JWCAC prior to completion of the Business Combination.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, with each class serving staggered three-year terms. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified, subject to the director’s earlier death, resignation or removal.

The term of office of the Class I directors expires at the Annual Meeting. The Nominating and Corporate Governance Committee recommended to the Board, and the Board has set the number of Class I directors at two and has nominated Peter J. Jacullo III and Adam L. Suttin for election at the Annual Meeting. Messrs. Jacullo and Suttin have been members of the Company’s Board since August 2012. Previously, Mr. Jacullo served as a member of The Tile Shop’s board of managers from December 2007 to August 2012 and Mr. Suttin served as president of JWC Acquisition Corp. If elected at the Annual Meeting, each of these nominees would serve until the 2016 Annual Meeting and until his successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes cast in person or by proxy and entitled to vote on the election of directors. The two nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “For” the election of the two nominees named above. If, prior to the meeting, it should become known that any of the nominees will be unwilling or unable to serve as a director after the meeting by reason of resignation, death, incapacity or other unexpected occurrence, the proxies will be voted “For” such substitute nominee as is determined by the Board or, alternatively, not voted for any nominee. The Board has no reason to believe that any nominee will withdraw or be unable to serve.

The following is a brief biography for the nominees for Class I director and each person whose term of office as a Class II or Class III director will continue after the Annual Meeting.

Name	Age(1)	Position
Class I Director Nominees:
Peter J. Jacullo III(2)(3)	58	Director
Adam L. Suttin(2)	45	Director
Class II Directors:
Peter H. Kamin(2)(4)	51	Director
Todd Krasnow(3)(4)	55	Director
Class III Directors:
Robert A. Rucker	60	Chief Executive Officer and President; Director
William E. Watts(3)	60	Director; Chairman of the Board

(1)	As of the date of this proxy statement.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Member of the Nominating and Corporate Governance Committee.

Directors and Nominees

Nominees for Election for a Three-Year Term Expiring at the 2016 Annual Meeting

Peter J. Jacullo III has served as a member of our Board since August 2012. Previously, Mr. Jacullo served as a member of The Tile Shop’s board of managers from December 2007 to August 2012. Since July 1987, Mr. Jacullo has been a self-employed investor and consultant, and he currently serves on the board of directors of various privately-held companies. Previously, Mr. Jacullo was a vice president and director of the Boston Consulting Group from May 1984 to July 1987, where he was also employed in various other capacities from May 1978 to May 1984. He is currently a director of ANZ Terminals Pty Limited, an Australia-based independent operator of bulk liquid and gas storage facilities with facilities located in

Australia and New Zealand, and of Magnatech International Inc., a provider of equipment for the hydraulic hose industry. Mr. Jacullo holds an M.B.A. from the University of Chicago and a B.A. in Economics from Johns Hopkins University. We believe that Mr. Jacullo is qualified to serve on our board of directors in light of the continuity that he provides on our board of directors and his experience as a professional investor.

Adam L. Suttin has served as a member of our Board since August 2012. Previously, Mr. Suttin served as president of JWC Acquisition Corp. Mr. Suttin co-founded J.W. Childs Associates, L.P., a private equity investment firm, in 1995 and is a partner of that firm. From 1989 to 1995, Mr. Suttin was an investment professional at Thomas H. Lee Company. He is currently a member of the board of directors of Brookstone, Inc., Sunny Delight Beverages Co., Esselte Ltd., JA Apparel Corp. (Joseph Abboud), Mattress Firm Holdings, Inc., and The NutraSweet Company. Mr. Suttin holds a B.S. in Economics from the Wharton School of the University of Pennsylvania and a B.A.S. in Engineering from the Moore School of Engineering of the University of Pennsylvania. We believe that Mr. Suttin is qualified to serve on our board of directors in light of his experience as a co-founder of J.W. Childs and his experience as a director of various companies.

Directors Continuing In Office Until the 2014 Annual Meeting

Peter H. Kamin has served as a member of our Board since August 2012. Previously, Mr. Kamin served as a member of The Tile Shop’s board of managers from January 2012 to August 2012. Mr. Kamin has served as managing partner of 3K Limited Partnership, an investment fund, since January 2012. Previously, Mr. Kamin was the founding partner of ValueAct Capital, an investment fund, from January 2000 to January 2012. Since June 2012, Mr. Kamin has been a director and member of the Audit Committee of Ambassadors Group, Inc., a publicly-traded educational travel company; since May 2012, Mr. Kamin has been a director and member of the governance committee of MAM Software Group, Inc., a publicly-traded provider of business automation and ecommerce solutions for the automotive aftermarket; and since April 2012, Mr. Kamin has been a director and member of the Audit Committee of Rand Worldwide, Inc., a provider of technology solutions and professional services to engineering and design companies. Mr. Kamin previously served on the board of directors and as a member of the Audit Committee of Adesa, Inc., a publicly-traded provider of vehicle auction and remarketing services, from April 2007 to December 2011; on the board of directors and as a member of the audit and Compensation Committees of Seitel, Inc., a publicly-traded provider of onshore seismic data to the oil and gas industry, from February 2007 to December 2011; and on the board of directors and as a member of the governance committee of Exterran Holdings, Inc., a provider of natural gas compression products and services, from January 2007 to September 2008. Mr. Kamin holds an M.B.A. from the Harvard University Graduate School of Business and a B.A. in Economics from Tufts University. We believe that Mr. Kamin is qualified to serve on our board of directors due to his significant experience as a director of publicly-traded companies and his substantial experience as an investor.

Todd Krasnow has served as a member of our Board since August 2012. Previously, Mr. Krasnow served as a member of The Tile Shop’s board of managers from January 2012 to August 2012. Mr. Krasnow has served as the president of Cobbs Capital, Inc., a private consulting company, since January 2005, and as marketing domain expert with Highland Consumer Fund, a venture capital firm, since June 2007. Previously, Mr. Krasnow was the chairman of Zoots, Inc., a dry cleaning company, from June 2003 to January 2008 and Chief Executive Officer of Zoots, Inc. from February 1998 to June 2003. He served as the executive vice president of sales and marketing of Staples, Inc. from May 1993 to January 1998 and in other sales and marketing positions for Staples, Inc. from March 1986 to May 1993. Since September 2005, Mr. Krasnow has served as a director of Carbonite, Inc., a publicly-traded provider of online backup solutions for consumers and small and medium sized businesses; since December 2005, Mr. Krasnow has served as chairman of Carbonite’s Compensation Committee; and since September 2009, he has served as a member of Carbonite’s Audit Committee. Mr. Krasnow is also a director of OnForce, Inc., an online marketplace that enables enterprises to hire information technology service professionals, and Global Customer Commerce, Inc., an internet retailer of blinds and wall coverings; and a member of the advisory boards of C&S Wholesale Grocers, Inc. and Piedmont, Ltd., a Japanese storage company, which conducts business as Quraz. Mr. Krasnow holds an M.B.A. from the Harvard University Graduate School of Business and an A.B. in Chemistry from Cornell University. We believe that Mr. Krasnow is qualified to serve on our board of directors due to his operating and management experience and his expertise in sales and marketing.

Directors Continuing In Office Until the 2015 Annual Meeting

Robert A. Rucker has been our Chief Executive Officer and president, and a member of our Board since June 2012. Previously, Mr. Rucker served as The Tile Shop’s Chief Executive Officer and president, and as a member of its board of managers. Mr. Rucker holds a B.E.S. in Psychology and History from the University of Minnesota. We believe that Mr. Rucker is qualified to serve on our board of directors based on his historic knowledge of The Tile Shop as its founder and his strategic vision for our Company.

William E. Watts has served as a member of our Board since August 2012. Previously, Mr. Watts served as vice president of JWC Acquisition Corp. Mr. Watts has been a partner of J. W. Childs Associates, L.P., a private equity investment firm, since June 2001. From 1991 to 2001, he was president and Chief Executive Officer of General Nutrition Companies. Prior to being named president and Chief Executive Officer, Mr. Watts held the positions of president and Chief Operating Officer of General Nutrition, president and Chief Operating Officer of General Nutrition Center, and senior vice president of retailing and vice president of retail operations of General Nutrition Center. Mr. Watts currently serves as non-executive chairman of the board of directors of Mattress Firm Holdings, Inc. and as executive chairman of the board of directors of JA Apparel Corp. (Joseph Abboud) and Brookstone, Inc. Mr. Watts holds a B.A. in Social Science from the State University of New York at Buffalo. We believe that Mr. Watts is qualified to serve on our board of directors in light of his experience as a director of various companies and his experience as Chief Executive Officer of a company with a well-known brand.

Information Regarding the Board of Directors and Corporate Governance

Independence of the Board of Directors

As required under the rules and regulations of the Nasdaq Stock Market, or Nasdaq, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, we have determined that Messrs. Jacullo, Kamin, Krasnow, Suttin, and Watts, representing five of our six directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors will be “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission, or the SEC, and the listing requirements and rules of Nasdaq. Mr. Rucker, the Company’s Chief Executive Officer and President, is not an independent director by virtue of his employment with the Company.

Board Leadership Structure

We have separate individuals serving as Chairman of the Board and as Chief Executive Officer and President because we believe independent directors and management have different perspectives and roles in strategy development. The CEO and President is responsible for setting the strategic direction of the Company and managing the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the CEO and President, sets the agenda for meetings of the Board and presides over meetings of the full Board. We believe this structure promotes active participation of the independent directors and strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to our stockholders while recognizing the day-to-day management direction of the Company by the CEO and President.

Oversight of Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each, and the Board receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation policies, plans and arrangements. The Compensation Committee addresses risk by monitoring regulatory compliance with respect to compensation matters and by setting compensation in a manner that encourages accountability and is within the Company’s range of risk tolerance. The Compensation Committee does not undertake a formal “risk assessment.” The Audit Committee oversees our internal control, conducts a regular review of the Company’s policies and processes with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and oversees any transactions the Company may have with related persons, in order to manage risks relating to potential conflicts of interest. The Nominating and Corporate Governance Committee manages risks associated with the composition and independence of the Board and matters covered by the Company’s Code of Business Conduct and Ethics. The Nominating and Corporate Governance Committee also oversees succession planning for senior executives, in order to manage transitions and the risk of an unplanned vacancy. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks and has overall risk management oversight responsibility.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Business Conduct and Ethics is available at our website, www.tileshop.com, in the “Info — Legal/Investors — Investor Relations” section, under “Governance — Governance Documents. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the web address and location specified above.

Stockholder Communications with the Board of Directors

Stockholders may communicate directly with the Board. All communications should be made via our investor relations telephone number or email address, as listed below. Email subject lines should prominently indicate whether the message is intended for the full Board, for non-management directors or for a specific director, and the Company’s Secretary will forward the communications as indicated. If no director is specified, the communication will be forwarded to the entire Board.

Tile Shop Holdings, Inc. Investor Relations
Phone: (763) 852-2988
Email: investorrelations@tileshop.com

Director Attendance at Annual Meetings of Stockholders

Directors’ attendance at annual meetings of our stockholders can provide stockholders with an opportunity to communicate with directors about issues affecting the Company. We encourage, but do not require, our directors and nominees for director to attend annual meetings of stockholders.

Meetings of the Board of Directors

Our Board met two times between the effective date of the Business Combination and December 31, 2012. All directors attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served and which were held during the period for which they were directors or committee members. In addition, the directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent, in accordance with the Company’s charter and bylaws and Delaware law.

Involvement in Certain Legal Proceedings

In October 2011, Mr. Kinder was involved in a domestic dispute (misdemeanor charge stayed) and a verbal altercation with police officers (pled guilty to a gross misdemeanor).

Committees of the Board of Directors

During the fiscal year ended December 31, 2012, the Board maintained three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, each of which were formed upon completion of the Business Combination. The following table provides current committee membership, and meeting information for fiscal 2012 for each of the committees of the Board in existence from the effective date of the Business Combination through December 31, 2012:

Name	Audit	Compensation	Nominating and Corporate Governance
Robert A. Rucker
Peter J. Jacullo III	X	X
Peter H. Kamin	X*		X
Todd Krasnow		X*	X*
Adam L. Suttin	X
William E. Watts		X

*	Committee Chairperson

Below is a description of each committee of the Board as such committees are presently constituted. Members of the committees serve until their resignation from the committee or until otherwise determined by our Board. The Board has determined that each current member of each committee meets the applicable SEC and Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process, the audit of our financial statements, and our internal control processes. Among other matters, the Audit Committee evaluates our independent auditors’ qualifications, independence, and performance; determines the engagement, retention, and compensation of the independent auditors; reviews and approves the scope of the annual audit and the audit fee; discusses with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements, including the disclosures in our annual and quarterly reports to be filed with the SEC; approves the retention of the independent auditors to perform any proposed permissible non-audit services; reviews our risk assessment and risk management processes; establishes procedures for receiving, retaining, and investigating complaints received by us regarding accounting, internal accounting controls, or audit matters; monitors the rotation of partners of the independent auditors on our engagement team as required by law; reviews our critical accounting policies and estimates; and oversees any internal audit function. Additionally, the Audit Committee reviews and approves related person transactions and reviews and evaluates, on an annual basis, the Audit Committee charter and the committee’s performance. Our independent registered public accounting firm and management each periodically meet privately with our Audit Committee.

The current members of our Audit Committee are Messrs. Jacullo, Kamin, and Suttin, with Mr. Kamin serving as the chair of the committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has determined that Mr. Kamin is an Audit Committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. A description of Mr. Kamin’s experience is set forth above under “Directors Continuing in Office Until the 2014 Annual Meeting.” Messrs. Jacullo, Kamin, and Suttin are independent directors as defined under the applicable rules and regulations of the SEC, Nasdaq and Public Company Accounting Oversight Board. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq, and which is available at our website, www.tileshop.com, in the “Info — Legal/Investors —  Investor Relations” section, under “Governance — Governance Documents.” The Audit Committee met once between the effective date of the Business Combination and December 31, 2012.

Report of the Audit Committee of the Board of Directors

In accordance with its written charter, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management and the independent auditors;
(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, with and without management present; and
(3)	received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Peter H. Kamin, Chair
Peter J. Jacullo III
Adam L. Suttin

Compensation Committee

Our Compensation Committee reviews and recommends policies relating to compensation and benefits of our executive officers and employees. The Compensation Committee annually reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers based on such evaluations. The Compensation Committee also reviews and makes recommendations to the board with respect to director compensation and administers the issuance of stock options and other awards under our equity compensation plans. The Compensation Committee reviews and prepares the necessary compensation disclosures required by the SEC. Additionally, the Compensation Committee reviews and evaluates, on an annual basis, the Compensation Committee charter and the committee’s performance.

The current members of our Compensation Committee are Messrs. Jacullo, Krasnow, and Watts, with Mr. Krasnow serving as the chair of the committee. All of the members of our Compensation Committee are independent under the applicable rules and regulations of the SEC, Nasdaq, and Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ, and which is available at our website, www.tileshop.com, in the “Info — Legal/Investors — Investor Relations” section, under “Governance —  Governance Documents.” The Compensation Committee did not meet between the effective date of the Business Combination and December 31, 2012.

The Compensation Committee may approve executive compensation arrangements or, in its discretion, may recommend such matters to the full Board for approval. All executive compensation is based on assessments of executive performance, which are prepared by the Compensation Committee and submitted to the full Board for review and discussion. All Compensation Committee recommendations regarding director compensation are subject to approval by the full Board. Pursuant to its charter, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee; provided that the Compensation Committee is not permitted to delegate its responsibilities with respect to any executive compensation arrangements intended to comply with Section 162(m) of the Code by virtue of it being approved by a committee of “outside directors” or is intended to be exempt from Section 16(b) under the Exchange Act by virtue of being approved by a committee of “non-employee directors.”

No executive officers may be present during any Compensation Committee voting or deliberations with respect to our Chief Executive Officer’s compensation. Our Chief Executive Officer may, at the Compensation Committee’s discretion, be present during any other voting or deliberations regarding compensation of our other executive officers, but may not vote on such items of business.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Jacullo, Krasnow, and Watts. None of the individuals who currently serve as a member of our Compensation Committee has ever been an executive officer or employee of ours. In connection with the Business Combination, each of Messrs. Jacullo, Krasnow and Watts received compensation from and entered into agreements with the Company as described in “Certain Relationships and Related Transactions.” None of our executive officers currently serves, nor in the past year has served, as a member of the board of directors or Compensation Committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or Compensation Committee. During the fiscal year completed December 31, 2012, none of The Tile Shop’s executive officers or employees, other than Mr. Rucker, participated in the deliberations of The Tile Shop’s board of managers concerning executive officer compensation.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for making recommendations regarding corporate governance; identification, evaluation and nomination of candidates for directorships; and the structure and composition of our board of directors and committees thereof. In addition, the Nominating and Corporate Governance Committee oversees our corporate governance guidelines, approves our committee charters, oversee compliance with our code of business conduct and ethics, contributes to succession planning, reviews actual and potential conflicts of interest of our directors and officers other than related person transactions reviewed by the Audit Committee, and oversees the board of directors self-evaluation process. Additionally, the Nominating and Corporate Governance Committee reviews and evaluates, on an annual basis, the Nominating and Corporate Governance Committee charter and the committee’s performance.

The current members of our Nominating and Corporate Governance Committee are Messrs. Kamin and Krasnow, with Mr. Krasnow serving as the chair of the committee. All of the members of our Nominating and Corporate Governance Committee are independent under the applicable rules and regulations of Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter, which is available at our website, www.tileshop.com, in the “Info — Legal/Investors — Investor Relations” section, under “Governance — Governance Documents.” The Nominating and Corporate Governance Committee did not meet between the effective date of the Business Combination and December 31, 2012.

The Nominating and Corporate Governance Committee considers the following criteria, among other criteria that it deems appropriate, in recommending candidates for service on the Board:

•	Personal and professional integrity;
•	Experience in corporate management, such as service as an officer of a publicly held company and a general understanding of marketing, finance and other elements relevant to the success of a publicly held company;
•	Experience in the Company’s industry;
•	Experience as a member of the board of directors of another publicly held company;
•	Academic expertise in the area of the Company’s operations;
•	Practical and mature business judgment, including the ability to make independent analytical inquires; and
•	The manner in which a candidate’s appointment to the Board would impact the overall composition of the Board with regard to diversity of viewpoint, professional experience, education, skill, race, gender and national origin.

In assessing director candidates, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company, to maintain a balance of knowledge, experience and capability. The Nominating and Corporate Governance Committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. To nominate a director for the 2014 Annual Meeting, stockholders must submit such nomination in writing to our Secretary at 14000 Carlson Parkway, Plymouth, Minnesota 55441 not later than the close of business on April 24, 2014 nor earlier than the close of business on March 25, 2014, provided, however, that in the event that the date of the 2014 Annual Meeting is advanced more than 30 days prior to July 23, 2014 or delayed more than 70 days following July 23, 2014, such notice must be received by the Company no earlier than 120 days prior to the 2014 Annual Meeting and no later than the later of 70 days prior to the date of the 2014 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2014 Annual Meeting was first made by the Company. You are advised to review the Company’s Bylaws for requirements relating to director nominees.

VOTE REQUIRED

The Board recommends that you vote “For” each of the nominees to the Board set forth in this Proposal 1. Under our Bylaws, the election of each nominee requires the affirmative vote of a plurality of the votes cast by the stockholders entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will consider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On November 18, 2011, the board of managers of The Tile Shop dismissed McGladrey LLP (“McGladrey”) as its independent registered public accounting firm effective as of November 25, 2011. The Tile Shop engaged Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm during the first quarter of 2012. McGladrey’s report on The Tile Shop’s consolidated financial statements as of December 31, 2010, and for the fiscal years ended December 31, 2010 and 2009, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2010 and 2009 and the interim period through November 18, 2011, The Tile Shop had no: (i) disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of McGladrey, would have caused McGladrey to make reference to the matter in their report, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. During the fiscal years ended December 31, 2010 and 2009 and the interim period through November 18, 2011, neither The Tile Shop nor anyone acting on its behalf consulted Deloitte regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Effective April 9, 2013, the Audit Committee approved the dismissal of Deloitte as the Company’s independent registered public accounting firm, and engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm effective immediately. Deloitte’s audit reports on the consolidated financial statements of the Company and subsidiaries as of December 31, 2011 and 2012 and for each of the years in the two-year period ended December 31, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2011 and 2012 and the subsequent interim period through April 9, 2013 there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement(s) in connection with its reports. During the fiscal years ended December 31, 2011 and December 31, 2012 and the subsequent interim period through April 9, 2013 there were no “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v), other than:

•	On Form 10-K for the fiscal year ended December 31, 2011, the Company reported the existence of a material weakness in its internal control over financial reporting relating to deficiencies in the financial statement close process. Specifically, the Company lacked sufficient personnel with requisite competencies within its finance function for a company of its size and complexity and did not maintain financial close processes, procedures, and reporting systems that were adequately designed to support the accurate and timely reporting of its financial results. The Company reported the remediation of this material weakness in Item 9A of its Annual Report on Form 10-K for the fiscal year ended December 31, 2012.
•	On a Form 8-K dated February 18, 2013, the Company reported that its previously-issued financial statements for the three and nine months ended September 30, 2012 contained a misstatement relating to its accounting for outstanding common stock purchase warrants, and on a Form 10-Q/A filed March 18, 2013 restated such financial statements. As a result of the restatement, on Form 10-K for the fiscal year ended December 31, 2012 the Company reported the existence of a material weakness in its internal control over financial reporting relating to its identification and analysis of the complex accounting and financial reporting attributes associated with certain non-routine transactions such as the Company’s common stock purchase warrant agreements, including not utilizing qualified external experts to supplement internal resources. The Company plans to implement additional procedures to remediate this material weakness.

During the fiscal years ended December 31, 2011 and December 31, 2012 and the subsequent interim period through April 9, 2013, the Company did not consult with E&Y regarding either (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement as defined in (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is defined in (a)(1)(v) of Item 304 of Regulation S-K.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2012, and December 31, 2011, by Deloitte, the Company’s principal accountant. All fees described below were approved by the Audit Committee.

	2012	2011
Audit Fees(1)	$266,000	$181,800
Audit-Related Fees(2)	753,000	—
Tax Fees(3)	14,500	—
All Other Fees(4)	—	—
	$1,033,500	$181,800

(1)	Audit Fees were principally for services rendered for the audit and/or review of our consolidated financial statements.
(2)	Audit-Related Fees includes fees for services rendered in connection with the filing of registration statements with the SEC, and the issuance of accountant consents and comfort letters.
(3)	Tax Fees consist of fees billed in the indicated year for professional services with respect to tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees billed in the indicated year for other permissible work that is not included within the above category descriptions.

Pre-Approval Policies and Procedures

Pursuant to its written charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent auditors. Notwithstanding the foregoing, separate Audit Committee pre-approval shall not be required (a) if the engagement for services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor (the “Pre-Approval Policy”) as to matters within the scope of the Pre-Approval Policy or (b) for de minimus non-audit services that are approved in accordance with applicable SEC rules. The Audit Committee has determined that the rendering of the services other than audit services by its principal accountant is compatible with maintaining the principal accountant’s independence.

VOTE REQUIRED

The Board recommends that you vote “For” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present in person or represented by proxy and voting on this proposal at the Annual Meeting.

PROPOSAL 3 — APPROVAL OF 2012 OMNIBUS AWARD PLAN

Background and Purpose

In June 2012, our Board and stockholders adopted an equity award plan, which became effective upon the consummation of the Business Combination. As initially adopted, the equity award plan provided for stock-based compensation awards. In February 2013, the Compensation Committee and the Board amended the equity award plan to authorize grants of cash performance-based awards. At the same time, the plan was renamed the 2012 Omnibus Award Plan (the “Omnibus Plan”). The Compensation Committee administers the Omnibus Plan, subject to the right of our Board to assume authority for administration or delegate such authority to another committee of the Board. Awards under the Omnibus Plan may be granted to individuals who are then our officers, employees, directors, or consultants or are the officers, employees, directors, or consultants of our subsidiaries. The principal purpose of the equity award plan is to attract, retain, and motivate selected employees, consultants, and directors.

Our Board believes that the availability of incentive awards is an important factor in attracting and retaining the high caliber employees and other service providers essential to our success and in aligning those individuals' long-term interests with those of our stockholders. The Board intends for awards under the Omnibus Plan that are based on achievement of performance goals to qualify as “performance-based compensation,” and thereby be excluded from the deduction limitations under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board of Directors believes that approval of the Omnibus Plan is in the best interests of our Company and our stockholders.

Summary of Omnibus Plan

The principal features of the Omnibus Plan, as amended, are summarized below. This summary is qualified in its entirety by reference to the text of the Omnibus Plan, which is attached hereto as Appendix A. In addition, the description herein of tax and securities laws applicable to the Omnibus Plan is presented in order to summarize the operation of certain applicable regulations, including Sections 409, 422 and 162(m) of the Internal Revenue Code, but does not purport to describe all tax consequences and applicable regulations of the Omnibus Plan.

Share Reserve.  Under the Omnibus Plan, 2,500,000 shares of our common stock were initially reserved for issuance pursuant to a variety of stock-based compensation awards, including stock options and restricted stock awards. As initially adopted, the number of shares initially reserved for issuance or transfer pursuant to awards under the Omnibus Plan would increase on the first day of each calendar year beginning in 2013 and ending in 2022, in an amount equal to the least of (A) 2,500,000 shares, (B) six percent (6%) of the shares of common stock outstanding (on an as-converted basis) on the last day of the immediately preceding calendar year, and (C) such smaller number of shares of common stock as determined by our board of directors. In February 2013, the Compensation Committee and the Board acknowledged that 2,500,000 shares of common stock were added to the Omnibus Plan reserve effective January 1, 2013 in accordance with the automatic share increase provision, and amended the Omnibus Plan to eliminate the automatic share increase for subsequent years.

The following counting provisions are in effect for the share reserve under the Omnibus Plan:

•	to the extent that an award terminates, expires, or lapses for any reason, any shares subject to the award at such time will be available for future grants under the Omnibus Plan, provided that no such shares may be issued pursuant to an incentive stock option;
•	to the extent shares are tendered or withheld to satisfy the grant, exercise price, or tax withholding obligation with respect to any award under the Omnibus Plan, such tendered or withheld shares will be available for future grants under the Omnibus Plan, provided that no such shares may be issued pursuant to an incentive stock option; and
•	to the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the Omnibus Plan.

Notwithstanding the foregoing, no individual may be granted stock-based awards under the Omnibus Plan covering more than 2,000,000 shares in any calendar year.

As of June 3, 2013, 5,000,000 shares of common stock were reserved for issuance under the Omnibus Plan. Of this total amount, as of June 3, 2013, 2,070,000 shares of common stock were subject to outstanding options pursuant to the Omnibus Plan and 295,000 shares had been previously granted as restricted stock, which leaves a total of 2,635,000 shares of common stock eligible for issuance as part of future awards.

Administration.  The Compensation Committee administers the Omnibus Plan, subject to the right of our Board to assume authority for administration or delegate such authority to another committee of the Board. The Compensation Committee must consist of at least two members of our Board, each of whom is intended to qualify as an “outside director,” within the meaning of Section 162(m) of the Code, a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and an “independent director” within the meaning of the rules of the Nasdaq Stock Market, or other principal securities market on which shares of our common stock are traded. The composition of our Compensation Committee meets these requirements. The Omnibus Plan provides that the Compensation Committee may delegate its authority to grant awards to employees other than executive officers and certain senior executives of our Company to one or more of our officers.

Subject to the terms and conditions of the Omnibus Plan, the administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Omnibus Plan. The administrator is also authorized to adopt, amend, or rescind rules relating to administration of the Omnibus Plan. Our Board may at any time remove the compensation committee as the administrator and revest in itself the authority to administer the Omnibus Plan. The full Board will administer the Omnibus Plan with respect to awards to non-employee directors.

Eligibility.  Awards under the Omnibus Plan may be granted to individuals who are then our officers, employees, directors, or consultants or are the officers, employees, directors, or consultants of our subsidiaries. Only executive officers and employees may be granted incentive stock options, or ISOs.

Awards.  The Omnibus Plan provides that the administrator may grant or issue stock options, restricted stock and performance awards, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms, and conditions of the award.

•	Nonqualified stock options, or NQSOs, provide for the right to purchase shares of our common stock at a specified price that may not be less than fair market value on the date of grant, and usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us or a subsidiary and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NQSOs may be granted for any term specified by the administrator, but may not exceed ten years.
•	Incentive stock options are designed in a manner intended to comply with the provisions of Section 422 of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the Omnibus Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and that the ISO must not be exercisable after a period of five years measured from the date of grant.
•	Restricted stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse.
•	Performance awards provide for the payment of cash to eligible participants upon achievement of certain specified performance goals during the relevant performance period. Performance goals are set by the Compensation Committee and achievement of the relevant performance goals is measured by the Compensation Committee at the end of the performance period. Performance awards are nontransferable and are subject to an annual individual limit of (i) $5,000,000 or (ii) 300% of the participant’s base salary in effect as of the beginning of the applicable performance period, whichever is greater.

Change of Control.  In the event of a change of control, the administrator may, in its sole discretion, accelerate vesting of awards issued under the Omnibus Plan such that 100% of any such award may become vested and exercisable. Additionally, the administrator has complete discretion to structure one or more awards under the Omnibus Plan to provide that such awards will become vested and exercisable on an accelerated basis. The administrator may also make appropriate adjustments to awards under the Omnibus Plan and is authorized to provide for the acceleration, termination, assumption, substitution, or conversion of such awards in the event of a change of control or certain other unusual or nonrecurring events or transactions. Under the Omnibus Plan, a change of control is generally defined as:

•	the transfer or exchange in a single or series of related transactions by our stockholders of more than 50% of our voting securities to a person or group;
•	a change in the composition of our board of directors over a two-year period such that 50% or more of the members of the board were elected through one or more contested elections;
•	a merger, consolidation, reorganization, or business combination in which we are involved, directly or indirectly, other than a merger, consolidation, reorganization, or business combination which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities and after which no person or group beneficially owns 50% or more of the outstanding voting securities of the surviving entity immediately after the transaction;
•	the sale, exchange, or transfer of all or substantially all of our assets; or
•	stockholder approval of our liquidation or dissolution.

Adjustments of Awards.  In the event of any stock dividend, stock split, extraordinary cash dividend, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of our assets to stockholders, or any other corporate event affecting the number of outstanding shares of our common stock or the share price of our common stock that would require adjustments to the Omnibus Plan or any awards under the Omnibus Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the administrator will make appropriate, proportionate adjustments to:

•	the aggregate number and type of shares subject to the Omnibus Plan;
•	the terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards);
•	the grant or exercise price per share of, and the aggregate number of shares subject to, any outstanding awards under the Omnibus Plan; and
•	the performance goals pertaining to any award.

Amendment and Termination.  Our Board or the Compensation Committee (with Board approval) may terminate, amend, or modify the Omnibus Plan at any time and from time-to-time. However, we must generally obtain stockholder approval:

•	to increase the number of shares available under the Omnibus Plan (other than in connection with certain corporate events, as described above);
•	to expand the group of participants under the Omnibus Plan;
•	to diminish the protections afforded by the Omnibus Plan with regard to decreasing the exercise price for options or otherwise materially change the vesting or performance requirements of an award; or
•	to the extent required by applicable law, rule, or regulation (including any applicable stock exchange rule).

Notwithstanding the foregoing, no option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and no options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

Expiration Date.  The Omnibus Plan will expire on, and no option or other award may be granted pursuant to the Omnibus Plan after, August 21, 2022. Any award that is outstanding on the expiration date of the Omnibus Plan will remain in force according to the terms of the Omnibus Plan and the applicable award agreement.

Securities Laws and Federal Income Taxes.  The Omnibus Plan is designed to comply with certain securities and federal tax laws, including as follows:

•	Securities laws. The Omnibus Plan is intended to conform to all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Omnibus Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules, and regulations.
•	Section 409A of the Internal Revenue Code. Certain awards under the Omnibus Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under such plan and all other equity incentive plans for the taxable year and all preceding taxable years, by any participant with respect to whom the failure relates, are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional federal income tax is equal to 20% of the compensation required to be included in gross income. In addition, certain states, including California, have laws similar to Section 409A, which impose additional state penalty taxes on such compensation.
•	Section 162(m) of the Internal Revenue Code. In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including, but not limited to, base salary, annual bonus, and income attributable to stock option exercises and other non-qualified benefits) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any taxable year of the corporation. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee that is adequately disclosed to, and approved by, stockholders. In particular, stock options will satisfy the “qualified performance-based compensation” exception if the awards are made by a qualifying compensation committee of two or more outside directors, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price or base price is greater than or equal to the fair market value of the stock subject to the award on the grant date). Cash performance awards and restricted stock may constitute “qualified performance-based compensation” for purposes of Section 162(m) if (i) such awards are granted or vest based upon the achievement of one or more pre-established objective performance goals, (ii) the performance goals are established by a qualifying compensation committee of two or more outside directors, (iii) the material terms under which the compensation is to be paid, including the performance goals, are disclosed to and approved by stockholders in a separate vote prior to payment, and (iv) prior to payment, the compensation committee certifies that the performance goals and any other material terms were in fact satisfied.

Federal Income Tax Consequences Relating to Certain Awards

Options.  Under present law, an optionee will not recognize any taxable income on the date an NQSO is granted pursuant to the Omnibus Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NQSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the Omnibus Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Restricted Stock Awards.  Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards.  A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

New Plan Benefits

As of December 31, 2012, the Company had 762 employees and 5 non-employee directors who were eligible to participate in the Omnibus Plan. The amount of future awards will be determined by the Compensation Committee in its discretion. The Omnibus Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, the Company cannot determine the awards that will be made under the Omnibus Plan in the future.

VOTE REQUIRED

The Board recommends that you vote “For” the approval of the amendment to the Omnibus Plan. Approval of the amendment to the Omnibus Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and voting on this proposal at the Annual Meeting.

PROPOSAL 4 — APPROVAL OF PERFORMANCE GOALS IN THE 2012 OMNIBUS AWARD PLAN

Background and Purpose

The Board approved and now submits for stockholder approval the material terms of the performance-based goals specified in the Omnibus Plan intended to qualify for tax deductions under Section 162(m) of the Internal Revenue Code (the “Code”). Stockholder approval of the material terms of performance-based goals set forth in the Omnibus Plan enables benefits intended to be “performance based” compensation paid under the Omnibus Plan to qualify for tax deductions under Section 162(m) of the Code.

Section 162(m) of the Code generally limits the corporate tax deduction for compensation paid to executive officers that is not “performance-based” to $1,000,000 per executive officer. “Performance based” compensation meeting certain requirements is not counted against the $1,000,000 limit and generally remains fully deductible for tax purposes. One of the requirements for compensation to be considered performance-based under the tax laws is that the Company must obtain stockholder approval every five years of the material terms of performance goals for such compensation. In accordance with Internal Revenue Service rules, the material terms that the stockholders approve constitute the framework for the Compensation Committee to establish programs and awards under which compensation provided by the Company can qualify as “performance based” compensation for purposes of the tax laws. Stockholder approval of the general performance goals specified in the Omnibus Plan and the maximum amounts that may be awarded under the Omnibus Plan, even without stockholder approval of specific targeted levels of performance, will qualify the incentive awards under the Omnibus Plan as “performance based” compensation. We anticipate that stockholder approval of performance based goals in the Omnibus Plan will allow tax deductibility of performance based awards granted under the Omnibus Plan for the next five years, at which point Section 162(m) will require further stockholder approval of these goals.

Performance Goals Specified in the Omnibus Plan

As defined in the tax rules, stockholders must approve each of the material terms of performance goals if a company is to obtain tax deductions for the specified forms of performance based compensation for the covered executives whose total annual compensation exceeds $1 million, including (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goals are based and (iii) the maximum amount of compensation that can be paid to an employee under the arrangement. Each of these aspects is discussed below.

Employees covered.  The employees whose compensation would be subject to the performance goals would include our executive officers, including those officers required to file reports under Section 16 of the Exchange Act. Although the tax laws only limit deductibility for compensation paid to the chief executive officer and the three most highly paid executive officers (not including the chief executive officer and the principal financial officer), we may apply the performance goals more broadly to one or more other participants in the Omnibus Plan in the event that any of them becomes a person covered by Section 162(m) of the Code during the time that they hold an award granted under the Omnibus Plan.

Business criteria in the performance goals.  With respect to any awards intended to be “performance-based” compensation, we intend to use one or more of the following business criteria as the basis of the performance goals, including but not limited to net income; income from continuing operations; stockholder return; stock price appreciation; earnings per share (including diluted earnings per share); net operating profit (including after-tax); revenue growth; organic sales growth; return on equity; return on investment; return on invested capital (including after-tax); earnings before interest, taxes, depreciation and amortization; operating income; operating margin; market share; return on sales; asset reduction; cost reduction; return on equity; cash flow (including free cash flow); bookings; and new product releases.

Individual maximum amounts.  The maximum number of shares of common stock that may be granted as restricted stock or subject to options to any participant in the aggregate in any calendar year shall not exceed 2,000,000, subject to adjustment for certain events as set forth in the Omnibus Plan. This limit also applies to options and restricted stock where the value of the award is based on the fair market value of the Company’s shares. The maximum cash award that may be issued to any participant in any calendar year shall be (i) $5,000,000 or (ii) 300% of the participant’s base salary in effect as of the beginning of the applicable performance period, whichever is greater.

The Compensation Committee has established business measurements and maximum amounts that it considers appropriate in light of foreseeable contingencies and future business conditions. If approved by the stockholders, these performance goals would not limit our right to award or pay other or additional forms of compensation (including, but not limited to, salary, or other stock-based awards under the Omnibus Plan) to our employees. These other forms of compensation may be paid regardless of whether or not the performance goals are achieved in any future year, and whether or not payment of such other forms of compensation would be tax deductible, but we intend to design this compensation so as not to affect the deductibility of arrangements intended to qualify as “performance-based” compensation under the tax laws.

Material Terms of the Omnibus Plan

The material terms of the Omnibus Plan are set forth in Proposal 3.

VOTE REQUIRED

The Board recommends that you vote “For” the approval of the performance goals in the Omnibus Plan. Approval of the performance goals in the Omnibus Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and voting on this proposal at the Annual Meeting.

PROPOSAL 5 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that we provide our stockholders with the opportunity to vote on a nonbinding advisory basis regarding the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

We seek to closely align the interests of our named executive officers with the interests of our stockholders. We designed our compensation program to reward our named executive officers for their individual performance and contributions to our overall business objectives, and for achieving and surpassing the financial goals set by our Compensation Committee and our Board.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2012 Summary Compensation Table and the other related tables and disclosure.”

While the Board and especially the Compensation Committee intend to carefully consider the results of the vote on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers in this Proposal 5, the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section discusses our policies and decisions with respect to the compensation of our executive officers and employees who are named in the “Summary Compensation Table” and the most important factors relevant to an analysis of these policies and decisions. We expect that our executive compensation philosophy as a publicly traded company will differ from our historical compensation philosophy as a result of our Compensation Committee’s continued review and evaluation of our compensation philosophy and structure. The “named executive officers” to whom this discussion applies are:

•	Robert A. Rucker, chief executive officer;
•	Timothy Clayton, chief financial officer;
•	Joseph Kinder, senior vice president — operations;
•	Carl Randazzo, senior vice president — retail; and
•	Leigh M. Behrman, vice president — human resources and compliance.

All of our named executive officers, with the exception of Mr. Clayton, served as executive officers during the entire 2012 fiscal year. Mr. Clayton was appointed Chief Financial Officer in August 2012 in connection with the consummation of the Business Combination. Between June 2012 and August 2012, he served as a financial consultant to the Company.

Overview

We recognize that our ability to excel depends on the integrity, knowledge, imagination, skill, diversity, and teamwork of our employees. To this end, we strive to create an environment of mutual respect, encouragement, and teamwork that rewards commitment and performance and that is responsive to the needs of our employees. The principles and objectives of our compensation and benefits programs for our employees generally, and for our named executive officers specifically, are to:

•	align compensation incentives with our corporate strategies, business, and financial objectives and the long-term interests of our stockholders;
•	motivate and reward executives whose knowledge, skills, and performance ensure our continued success; and
•	ensure that total compensation is fair, reasonable, and competitive.

Historically, the compensation for our named executive officers has consisted of (i) base salary, (ii) performance bonus, (iii) phantom equity units, (iii) perquisites and health and welfare benefits, and (v) 401(k) plan retirement savings opportunities. Effective immediately prior to the consummation of the Business Combination, we terminated our Deferred Compensation Plan, pursuant to which we previously granted phantom equity units. We anticipate that we will make a lump-sum cash payment to each former holder of phantom equity units, including certain of our named executive officers, on August 20, 2013, in full satisfaction of all phantom equity units previously held by such individuals.

Effective upon consummation of the Business Combination, we adopted an equity award plan, and made grants to certain of our named executive officers thereunder. For a further description of the plan, see “Executive Compensation — Compensation Discussion and Analysis — Executive Compensation Program Components — 2012 Omnibus Award Plan” beginning on page 28 of this proxy statement.

Each of the primary elements of our executive compensation program are discussed in more detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs are designed to be flexible and complementary and to collectively serve all of the executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that each individual element, to some extent, serves each of our objectives. Further, while each of our executive officers has not been, and may not be, compensated with all individual compensation elements, we believe that the compensation provided to each individual executive officer is, and will be, consistent with the overall compensation philosophy and objectives set forth above.

Compensation Determination Process

As we transition from being a privately held company to a publicly traded company, we will evaluate our philosophy and compensation programs as circumstances require and, at a minimum, we will review executive compensation annually. As part of this review process, we expect to apply the values and the objectives outlined above, together with consideration for the levels of compensation that we would be willing to pay to ensure that our compensation remains competitive and that it is meeting our retention objectives in light of the cost to us if we were required to replace a key employee.

Historically, The Tile Shop’s board of managers did not review anonymous private company compensation surveys in setting the compensation of our named executive officers. In the future, we anticipate that our Compensation Committee will determine executive compensation, at least in part, by reference to the compensation information for the executives of a peer group of comparable companies, although no such peer group has yet been determined. Additionally, our Compensation Committee plans to engage a compensation consultant in fiscal year 2013 to provide market data on a peer group of companies in our industry, and we intend to review this information and other information obtained by the members of our Compensation Committee to help ensure that our compensation program is competitive. We plan to periodically update the information provided by this compensation consultant. We anticipate that our Compensation Committee may make adjustments in executive compensation levels in the future as a result of this more formal market comparison process.

The compensation levels of our named executive officers reflect, to a significant degree, the varying roles and responsibilities of such executives. As a result of the assessment by our Board of Robert Rucker’s roles and responsibilities, there is and has been a significant compensation differential between his compensation levels and those of our other named executive officers.

Executive Compensation Program Components

Base Salary.  Base salaries of our named executive officers were initially established through arm’s-length negotiation at the time the executive was hired, taking into account such executive’s qualifications, experience, and prior salary. Base salaries of our named executive officers are approved and reviewed periodically by our Chief Executive Officer, and in the case of our Chief Executive Officer’s base salary, by our Board, and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, prior experience, and sustained performance. Decisions regarding salary increases may take into account the executive officer’s current salary, equity or equity-linked interests, and the amounts paid to an executive officer’s peers within our Company. In making decisions regarding salary increases, we may also draw upon the experience of members of our board of directors with other companies. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. No formulaic base salary increases are provided to our named executive officers. This strategy is consistent with our intent of offering base salaries that are cost-effective while remaining competitive.

The actual base salaries earned by all of our named executive officers in 2012 are set forth in the “Summary Compensation Table.”

In anticipation of the consummation of the Business Combination, we entered into offer letter agreements with each of Messrs. Rucker, Clayton, Kinder, Randazzo, and Behrman, which provide for annual base salaries of $303,991, $200,000, $200,000, $200,000, and $119,000, respectively. Pursuant to the terms of his offer letter, Mr. Rucker’s base salary increased to $500,000 effective January 1, 2013. For a further description of these offer letter agreements, see “Executive Compensation — Offer Letter Agreements” beginning on page 32 of this proxy statement.

2012 Omnibus Award Plan.  In June 2012, our Board and stockholders adopted an equity award plan, which became effective upon the consummation of the Business Combination. The principal purpose of the equity award plan is to attract, retain, and motivate selected employees, consultants, and directors. As initially adopted, the equity award plan provided for stock-based compensation awards. In February 2013, the Compensation Committee and the Board amended the equity award plan to authorize grants of performance-based awards. At the same time, the plan was renamed the 2012 Omnibus Award Plan (the “Omnibus Plan”). The Compensation Committee of our Board administers the Omnibus Plan, subject to the right of our Board to assume authority for administration or delegate such authority to another committee of the Board. Awards under the Omnibus Plan may be granted to individuals who are then our officers, employees, directors, or consultants or are the officers, employees, directors, or consultants of our subsidiaries.

Under the Omnibus Plan, 2,500,000 shares of our common stock were initially reserved for issuance pursuant to a variety of stock-based compensation awards, including stock options and restricted stock awards. As initially adopted, the number of shares initially reserved for issuance or transfer pursuant to awards under the Omnibus Plan would increase on the first day of each calendar year beginning in 2013 and ending in 2022, in an amount equal to the least of (A) 2,500,000 shares, (B) six percent (6%) of the shares of common stock outstanding (on an as-converted basis) on the last day of the immediately preceding calendar year, and (C) such smaller number of shares of common stock as determined by our Board. In February 2013, the Compensation Committee and the Board acknowledged that 2,500,000 shares of common stock were added to the Omnibus Plan reserve effective January 1, 2013 in accordance with the automatic share increase provision, and amended the Omnibus Plan to eliminate the automatic share increase for subsequent years.

In the event of a change of control, as such term is defined in the Omnibus Plan, the administrator may, in its sole discretion, accelerate vesting of awards issued under the Omnibus Plan such that 100% of any such award may become vested and exercisable. Additionally, the administrator has complete discretion to structure one or more awards under the Omnibus Plan to provide that such awards will become vested and exercisable on an accelerated basis. The administrator may also make appropriate adjustments to awards under the

Omnibus Plan and is authorized to provide for the acceleration, termination, assumption, substitution, or conversion of such awards in the event of a change of control or certain other unusual or nonrecurring events or transactions.

As of December 31, 2012, 2,046,000 shares of common stock were subject to outstanding awards pursuant to the Omnibus Plan.

The types of awards we intend to grant under the Omnibus Plan are as follows:

Cash Performance Awards.  Historically, annual cash bonuses have been awarded to our named executive officers when The Tile Shop’s board of managers or our Chief Executive Officer determined that such bonuses were merited in light of corporate performance.

Mr. Rucker has historically been awarded an annual cash bonus in an amount sufficient to provide Mr. Rucker with total actual after-tax bonus compensation equal to 3% of our net income, inclusive of the bonus compensation and associated tax adjustment payable to Mr. Rucker, for the corresponding period. Our other named executive officers have historically been awarded annual cash bonuses in an amount determined by our Chief Executive Officer and approved by our Board or The Tile Shop’s board of managers, as applicable, reflecting (i) our annual operating performance, (ii) our year-over-year operating growth, (iii) attainment of individual and corporate goals, and (iv) other discretionary factors deemed relevant.

The actual cash bonuses earned by all of our named executive officers in 2012 are set forth in the “Summary Compensation Table.”

In February 2013, the Board and the Compensation Committee of the Board adopted specific performance targets and payout levels for each executive officer for fiscal year 2013. Mr. Rucker is eligible to earn target cash bonus compensation equal to 100% of his base salary and each of Messrs. Clayton, Kinder, Randazzo, and Behrman is eligible to earn target cash bonus compensation equal to 50% of their base salary, based on our Adjusted EBITDA for the year. The target bonus compensation is payable if we achieve the Adjusted EBITDA target set forth in our budget. Each of Messrs. Rucker, Clayton, Kinder, Randazzo, and Behrman is entitled to receive a partial bonus payment if we achieve at least 85% of our budgeted Adjusted EBITDA, and a bonus of up to double the target bonus amount if we achieve 115% of our budgeted Adjusted EBITDA and attain targeted sales goals. The Compensation Committee reviews and certifies performance following the end of each fiscal year.

Equity and Equity-Linked Incentives.  Historically, in order to align the interests of our named executive officers with those of our stockholders, we granted certain of our employees and each of our named executive officers, other than Mr. Rucker, phantom equity units pursuant our Deferred Compensation Plan that were payable in cash based on the appreciation in the value of The Tile Shop’s Common Units. Due to Mr. Rucker’s significant beneficial equity interest in The Tile Shop, The Tile Shop’s board of managers determined that it was not necessary or appropriate to grant Mr. Rucker any such phantom equity units. These phantom equity units were fully-vested upon grant and payable to the holders thereof upon the earlier of (i) the tenth or fifteenth anniversary of the date of grant, as applicable, or (ii) immediately prior to a change of control of The Tile Shop. Upon the occurrence of either such event, the holder of each unit of phantom equity is entitled to receive, in respect of each such unit, a payment in cash equal to the change in the fair market value of The Tile Shop’s Common Units between the date of grant and (a) the last day of the fiscal year immediately preceding the tenth or fifteenth anniversary of the date of grant, as applicable, or (b) the date of the change of control, as applicable. At all times from January 1, 2009 until the termination of our Deferred Compensation Plan in connection with the consummation of the Business Combination, Messrs. Behrman, Kinder, and Randazzo held 100,000, 300,000, and 300,000 phantom equity units of The Tile Shop, respectively. Effective immediately prior to the consummation of the Business Combination, we terminated our Deferred Compensation Plan. We anticipate that we will make a lump-sum cash payment to each former holder of phantom equity units, including Messrs. Behrman, Kinder, and Randazzo, on August 20, 2013, in full satisfaction of all phantom equity units previously held by such individuals. We expect to make payments to Messrs. Behrman, Kinder, and Randazzo of $824,000, $2,060,000, and $2,060,000, respectively, on such date.

Going forward, we intend to use equity incentive awards pursuant to our Omnibus Plan to continue to link the interests of our named executive officers with those of our stockholders. The Omnibus Plan provides that the administrator may grant or issue stock options and restricted stock or any combination thereof. Stock options may be either nonqualified stock options or incentive stock options. Vesting of these equity incentive awards, which we expect to be primarily in the form of stock option grants for our named executive officers other than Mr. Rucker, will be based in whole or in part on continued employment to encourage the retention of our named executive officers through the vesting period of the awards, and, in some cases, partially based on the annual appreciation of our common stock. In determining the size of the initial equity awards to our named executive officers, our Compensation Committee considered a number of internal factors, such as the relative job scope, the value of outstanding equity awards, individual performance history, prior contributions to us, and the size of prior awards, as well as external factors such as the levels of unvested equity awards held by our executive officers in relation to their peers at comparable companies. The Compensation Committee also intends to consider the foregoing factors for future awards.

The equity grants made to our named executive officers in 2012 are set forth in the “Grants of Plan Based Awards in Fiscal Year 2012” table and are discussed in the “Equity Grants” section.

We do not have any securities ownership requirements for our named executive officers.

Retirement Savings.  All of our full-time employees, including our named executive officers, are eligible to participate in The Tile Shop 401(k) Retirement Plan. Employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit, which was $17,000 in 2012, and to have the amount of this reduction contributed to the 401(k) plan. In 2012 and 2011, we made a matching contribution of $0.25 for every $1.00 that each applicable employee contributed to the 401(k) plan, up to a maximum of 5% of such employee’s salary. Each year, this matching contribution vests as to 20% of the aggregate matching contributions for such employee, such that all previous and future matching contributions will be vested after the employee has been employed by us for a period of five years.

Perquisites.  From time-to-time, we have provided certain of our named executive officers with perquisites that we believe are reasonable. We do not view perquisites as a significant element of our comprehensive compensation structure, but do believe they can be useful in attracting, motivating, and retaining executive talent. We believe that these additional benefits may assist our executive officers in performing their duties and provide time efficiencies for our executive officers in appropriate circumstances, and may consider providing additional perquisites in the future. There are no material perquisites to our named executive officers that are contractual obligations pursuant to written agreement. All future practices regarding perquisites will be approved and subject to periodic review by our Compensation Committee.

Tax Considerations.  Our Board considers the potential effects of Section 162(m) of the Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer and each of the next three most highly compensated executive officers (other than the Chief Financial Officer, if any), unless the compensation is “performance based” or based on another available exemption. Prior to being a publicly-held corporation, The Tile Shop’s board of managers did not take the deductibility limit imposed by Section 162(m) into consideration in setting compensation. Additionally, the restricted stock granted to Mr. Rucker in August 2012 was not “performance based.” Assuming approval by stockholders of Proposals 3 and 4 herein, we expect that our Compensation Committee will continue, where reasonably practicable, to seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m). Even if Proposals 3 and 4 are not approved, stock options will satisfy the “qualified performance-based compensation” exception if the awards are made by a qualifying compensation committee of two or more outside directors, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the exercise price or base price is greater than or equal to the fair market value of the stock subject to the award on the grant date). In approving the amount and form of compensation for our executive officers in the future, our Compensation Committee will consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m). However, our Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Taxation of “Parachute” Payments and Deferred Compensation.  We did not provide any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 409A of the Code during 2012, and we have not agreed, nor are otherwise obligated, to provide any executive officer with such a “gross-up” or other reimbursement. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change of control that exceeds certain prescribed limits, and that we, or a successor, may forfeit a deduction on the amounts subject to this additional tax. Section 409A of the Code also imposes additional significant taxes on the individual in the event that an executive officer, director, or other service provider received “deferred compensation” that does not meet the requirements of Section 409A of the Code.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Compensation Committee of the Board:
Todd Krasnow, Chairman
Peter J. Jacullo III
William E. Watts

Summary Compensation Table for Fiscal 2012

The following table provides information regarding the compensation earned during the fiscal years ended December 31, 2012 and December 31, 2011 by each of the named executive officers for each year in which each was a named executive officer.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Robert A. Rucker	2012	303,991		—	2,762,500	—	1,936,983	847,075	5,821,278
Chief Executive Officer	2011	262,302		—	—	—	1,032,971	788,144	2,083,417
Timothy Clayton(3)	2012	66,667	(4)	39,690	—	1,102,993	—	—	1,209,280
Chief Financial Officer
Joseph Kinder	2012	192,970		112,660	—	1,654,383	—	—	1,960,014
Senior Vice President – Operations	2011	162,000		91,345	—	—	—	—	253,345
Carl Randazzo	2012	178,375		118,824	—	1,645,383	—	—	1,951,583
Senior Vice President – Retail	2011	162,000		135,227	—	—	—	—	297,227
Leigh M. Behrman	2012	119,000		112,051	—	551,462	—	—	782,513
Vice President – Human Resources and Compliance	2011	119,000		45,402	—	—	—	—	164,402

(1)	The value of stock awards and options in this table represent the fair value of such awards granted or modified during the fiscal year, as computed in accordance with FASB ASC 718. The assumptions used to determine the valuation of the awards are discussed in Note 11 to our consolidated financial statements, included in the Company’s Annual Report on Form 10-K for the 2012 fiscal year, filed with the Securities and Exchange Commission on March 18, 2013.
(2)	The amount under “All Other Compensation” for Mr. Rucker for fiscal 2011 includes $782,444 in tax “gross-ups” related to Mr. Rucker’s non-equity incentive plan compensation and $5,700 in insurance premium payments made on behalf of Mr. Rucker. The amount under “All Other Compensation” for Mr. Rucker for fiscal 2012 includes $844,225 in tax “gross-ups” related to Mr. Rucker’s non-equity incentive plan compensation and $2,850 in insurance premium payments made on behalf of Mr. Rucker.

(3)	Mr. Clayton was not a named executive officer in fiscal 2011.
(4)	Includes compensation received by Mr. Clayton for services as Chief Financial Officer since August 21, 2012.

Grants of Plan-Based Awards for Fiscal 2012

The following table sets forth certain information regarding grants of plan-based awards during the fiscal year ended December 31, 2012.

Name	Grant date	Estimated future payouts under equity incentive plan awards Target (#)		All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)
Robert A. Rucker	8/21/2012	—		250,000	—	—	2,762,500
Timothy Clayton	8/21/2012	73,333	(1)	—	—	10.00	316,186
	8/21/2012	—		—	146,667	10.00	786,737
Joseph Kinder	8/21/2012	110,000	(1)	—	—	10.00	474,281
	8/21/2012	—		—	220,000	10.00	1,180,102
Carl Randazzo	8/21/2012	110,000	(1)	—	—	10.00	474,281
	8/21/2012	—		—	220,000	10.00	1,180,102
Leigh M. Behrman	8/21/2012	36,667	(1)	—	—	10.00	158,091
	8/21/2012	—		—	73,333	10.00	393,701

(1)	Represents options to acquire shares of common stock issued to certain named executive officers. These options will vest and become exercisable in four equal annual installments beginning on August 21, 2013 provided that the Company meets or exceeds certain annual stock price increase targets.

Offer Letter Agreements

In June 2012, as the result of arm’s length negotiations, we entered into an offer letter agreement with Mr. Rucker setting forth the terms and conditions of his employment effective upon consummation of the Business Combination. The offer letter agreement provided for an annual base salary of $303,991 for the remainder of the 2012 fiscal year and provides for an annual base salary of $500,000 for the 2013 fiscal year. In future years, Mr. Rucker’s base salary will be subject to increases and modifications as determined by our Board and its Compensation Committee. Pursuant to the offer letter agreement, Mr. Rucker is entitled to receive severance benefits if his employment is terminated by us without cause at any time or if he resigns with good reason, subject to execution of a full release in our favor. In such an event, Mr. Rucker is entitled to continued payment of his base salary for twelve months and an additional payment in an amount equal to twelve times our contribution amount for the monthly health insurance premium for him during the month immediately prior to termination. Upon a change of control, Mr. Rucker is also entitled to full vesting acceleration with respect to any unvested equity awards if he is not offered employment by the successor entity, or if he is terminated without cause or constructively terminated prior to the first anniversary of the change of control.

In June 2012, as the result of arm’s length negotiations, we entered into offer letter agreements with each of Messrs. Kinder, Randazzo, and Behrman setting forth the terms and conditions of each such individual’s respective employment effective upon consummation of the Business Combination. The offer letter agreements provide for annual base salaries of $200,000, $200,000, and $119,000, respectively, for Messrs. Kinder, Randazzo, and Behrman, subject to increases and modifications as determined by our Board and its Compensation Committee. Messrs. Kinder’s, Randazzo’s, and Behrman’s current base salaries are $200,000, $200,000, and $119,000, respectively. Pursuant to the offer letter agreements, each of Messrs. Kinder, Randazzo and Behrman is entitled to receive severance benefits if his employment is terminated by us without cause at any time or if he resigns for good reason, subject to execution of a full release in our favor. In such an event, each of Messrs. Kinder, Randazzo and Behrman is entitled to continued payment of his base salary for six months and an additional payment in an amount equal to six times our contribution amount for the monthly health insurance premium for him during the month immediately prior to termination. Upon a change of control, each of Messrs. Kinder, Randazzo and Behrman is also entitled to full vesting acceleration with respect to any unvested equity awards if he is not offered employment by the successor entity, or if he is terminated without cause or is constructively terminated prior to the first anniversary of the change of control.

In July 2012, as the result of arm’s length negotiations, we entered into an offer letter agreement with Mr. Clayton setting forth the terms and conditions of his employment, effective upon consummation of the Business Combination. The offer letter agreement provides for an annual base salary of $200,000, subject to increases and modifications as determined by our Board and its Compensation Committee. Mr. Clayton’s current base salary is $200,000. Pursuant to the offer letter agreement, Mr. Clayton is entitled to receive severance benefits if his employment is terminated by us without cause at any time or if he resigns for good reason, subject to execution of a full release in our favor. In such an event, Mr. Clayton is entitled to continued payment of his base salary for six months and an additional payment in an amount equal to six times our contribution amount for the monthly health insurance premium for him during the month immediately prior to termination. Upon a change of control, Mr. Clayton is also entitled to full vesting acceleration with respect to any unvested equity awards if he is not offered employment by the successor entity, or if he is terminated without cause or constructively terminated prior to the first anniversary of the change of control.

In connection with their offer letter agreements, each of Messrs. Rucker, Clayton, Kinder, Randazzo, and Behrman agreed not to compete, directly or indirectly, with us or solicit any of our employees or business contacts during the term of his employment and for a period of two years, one year, one year, one year, and one year thereafter, respectively. Notwithstanding the foregoing, we may, at our election, extend the term of the non-compete and non-solicit obligations to which Messrs. Clayton, Kinder, and Randazzo are subject to be for a period of two years following termination of employment; provided, that we provide the applicable individual with continued payment of his base salary for twelve months (in lieu of six months) and an additional payment in an amount equal to twelve times (in lieu of six times) our contribution amount for the monthly health insurance premium for him during the month immediately prior to termination.

Equity Grants

In August 2012, upon the consummation of the Business Combination, Messrs. Kinder, Randazzo, Clayton, and Behrman received initial grants of options to purchase 330,000, 330,000, 220,000, and 110,000 shares of our common stock, respectively, at an exercise price per share of $10.00. Two-thirds of the total number of shares subject to each such stock option grant are subject to vesting in equal annual installments over four years from the date of grant, based only upon the applicable executive officer’s continued service to us, and one-third of the total number of shares subject to each such stock option grant are subject to vesting in equal annual installments over four years from the date of grant, based both on the appreciation in the price of our common stock and continued service to us. The portion of stock option grants tied to appreciation in the price of our common stock will vest on each anniversary of the date of grant if the trading price of our common stock has increased by at least 20% over the applicable one-year period. The increase will be measured by reference to the average closing price on the Nasdaq Stock Market of our common stock over the 30 trading days immediately preceding the date of grant or anniversary date thereof, as applicable. We believe that these vesting schedules will appropriately encourage long-term employment with us while allowing our executives to realize compensation in line with the value that they create for our stockholders.

In August 2012, upon the consummation of the Business Combination, we also granted to Mr. Rucker an award of 250,000 restricted shares of our common stock. The risk of forfeiture for such shares will lapse as to one-third of the total number of shares of common stock on each of December 31, 2013, 2014, and 2015, subject to Mr. Rucker’s continued service as an employee, officer, or director of our Company.

We have provided for the acceleration of vesting of equity awards granted to each of Messrs. Rucker, Clayton, Kinder, Randazzo, and Behrman in the event of a change of control of our Company. In the event of a change of control, if the individual is terminated without cause or is otherwise constructively terminated prior to the first anniversary of the change of control, the vesting of any unvested awards will be accelerated in full immediately prior to such termination. We believe that these acceleration opportunities will further align the interests of our executives with those of our stockholders by providing our executives an opportunity to benefit alongside our stockholders in a corporate transaction.

Outstanding Equity Awards at Fiscal Year-end for Fiscal 2012

The following table sets forth certain information regarding outstanding equity awards held by the named executive officers as of December 31, 2012.

		Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert A. Rucker	8/21/12	—	—		—		—	—	250,000	(1)	4,207,500
Timothy Clayton	8/21/12	—	146,667	(2)	73,333	(3)	10.00	8/21/22	—		—
Joseph Kinder	8/21/12	—	220,000	(2)	110,000	(3)	10.00	8/21/22	—		—
Carl Randazzo	8/21/12	—	220,000	(2)	110,000	(3)	10.00	8/21/22	—		—
Leigh M. Behrman	8/21/12	—	73,333	(2)	36,667	(3)	10.00	8/21/22	—		—

(1)	These shares of restricted stock will become unrestricted as to one-third of the total number of shares of common stock on each of December 31, 2013, 2014, and 2015.
(2)	These options become exercisable in four equal annual installments beginning on August 21, 2013.
(3)	These options become exercisable in four equal annual installments beginning on August 21, 2013 provided that the Company meets or exceeds certain annual stock price increase targets.

Option Exercises and Stock Vested for Fiscal 2012

None of the named executive officers exercised options or had equity awards vest during the fiscal year ended December 31, 2012.

Pension Benefits

The Company did not sponsor any defined benefit pension or other actuarial plan for its named executive officers during the year ended December 31, 2012.

Nonqualified Deferred Compensation

As discussed above in the section “— 2012 Omnibus Award Plan — Equity and Equity-Linked Incentives,” prior to the Business Combination, we maintained a Deferred Compensation Plan for our executive officers, with the exception of Mr. Rucker. At all times from January 1, 2009 until the termination of our Deferred Compensation Plan in connection with the consummation of the Business Combination, Messrs. Behrman, Kinder, and Randazzo held 100,000, 300,000, and 300,000 phantom equity units of The Tile Shop, respectively. Effective immediately prior to the consummation of the Business Combination, we terminated our Deferred Compensation Plan. We anticipate that we will make a lump-sum cash payment to each former holder of phantom equity units, including Messrs. Behrman, Kinder, and Randazzo, on August 20, 2013, in full satisfaction of all phantom equity units previously held by such individuals. We expect to make payments to Messrs. Behrman, Kinder, and Randazzo of $824,000, $2,060,000, and $2,060,000, respectively, on such date.

The following table sets forth certain information regarding nonqualified deferred compensation paid to and earned by the named executive officers as of December 31, 2012.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Robert A. Rucker	—	—	—		—	—
Timothy Clayton	—	—	—		—	—
Joseph Kinder	—	—	1,223,611	(1)	—	2,060,000	(2)
Carl Randazzo	—	—	1,223,611	(1)	—	2,060,000	(2)
Leigh M. Behrman	—	—	384,755	(1)	—	824,000	(2)

(1)	Represents the change in value of the phantom equity units from January 1, 2012 through the effective date of the Business Combination, at which time the Deferred Compensation Plan was terminated.
(2)	We expect to pay the balance to each participant in a lump sum on August 22, 2013.

Potential Payments Upon Termination or Change in Control

As discussed above in connection with each named executive officer’s offer letter agreement, each named executive officer may be eligible to receive severance benefits in the event that his employment is terminated by the Company without cause or by the named executive officer for good reason. Additionally, each named executive officer is entitled to full vesting of any outstanding equity awards in the event of a change of control, if the individual is terminated without cause or is otherwise constructively terminated prior to the first anniversary of the change of control. The amounts payable to each of the named executive officers, assuming that each individual's employment had terminated on December 31, 2012, under each scenario, are as follows:

	Termination
Name	In Connection with a Change in Control ($)(1)	By Company Not for Cause ($)(2)	By NEO for Good Reason ($)(2)
Robert A. Rucker	3,265,513	506,027	506,027
Timothy Clayton	1,205,936	103,013	103,013
Joseph Kinder	1,757,397	103,013	103,013
Carl Randazzo	1,754,384	100,000	100,000
Leigh M. Behrman	613,975	62,513	62,513

(1)	Represents lapse of the risks of forfeiture on all outstanding shares of restricted stock, in the case of Mr. Rucker, and full vesting of all outstanding options to purchase common stock, in the case of the other named executive officers.
(2)	Represents payments of one year of base salary and company-contributed health-insurance costs, in the case of Mr. Rucker, and six months of base salary and company-contributed health insurance costs, in the case of the other named executive officers, with the exception of Mr. Randazzo who does not participate in company-sponsored health insurance.

DIRECTOR COMPENSATION

Prior to consummation of the Business Combination, we paid each of Messrs. Kamin and Krasnow $50,000 per year for service on The Tile Shop’s board of managers and, in January 2012, granted to each of Messrs. Kamin and Krasnow 116,750 Series 2012 Participating Capital Appreciation Common Units, or Series 2012 Units, of The Tile Shop. The Series 2012 Units shared ratably with The Tile Shop’s common unit membership interests, or Common Units, in distributions from The Tile Shop after a certain aggregate distribution threshold had been reached with regard to the Common Units. In January 2012, Mr. Kamin transferred the Series 2012 Units held by him to the Peter H. Kamin GST Trust, of which Mr. Kamin is a trustee. The Series 2012 Units vested in full immediately prior to the consummation of the Business Combination and each of Mr. Krasnow and the Peter H. Kamin GST Trust shared ratably in the consideration payable to the former direct and indirect members of The Tile Shop in connection with the Business Combination as though each such holder’s Series 2012 Units were converted into 41,564 Common Units.

Following the Business Combination, each of our non-employee directors receives an annual fee of $100,000 and the chairperson of our Board receives an additional annual fee of $150,000. The fees for fiscal year 2012 were paid upon the consummation of the Business Combination in the form of restricted common stock valued at $10.00 per share and granted pursuant to our Omnibus Plan. In each subsequent year, we expect that each non-employee director and the chairperson of our Board will receive the fees payable to them in their capacities as such one-half in cash, payable quarterly, and one-half in the form of restricted common stock, to be granted at the time of the annual meeting pursuant to the Omnibus Plan or a successor plan thereto. The number of shares of our restricted common stock to be granted in each subsequent year will be equal to the quotient obtained by dividing (i) the amount of the annual fee payable to such non-employee director in the form of restricted stock, as set forth above, by (ii) the average closing price on Nasdaq of our common stock over 30 trading days immediately preceding the date of grant. The risks of forfeiture for the restricted stock grants for 2012 and for each subsequent year will lapse in full on the first anniversary of the date of grant, contingent upon the applicable non-employee director’s continued service on our Board. If any restricted stock remains for which the risks of forfeiture have not lapsed at the time of a non-employee director’s termination of service on the Board, the Company has the option to purchase such shares of restricted stock at a price set forth in the agreements governing such restricted stock.

Notwithstanding the foregoing, each of Messrs. Jacullo and Suttin have agreed to forego all compensation for their service as directors of our Company.

Director Compensation Table for Fiscal 2012

The following table summarizes the compensation paid to each non-employee director in the fiscal year ended December 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Peter H. Kamin	25,000	110,500	135,500
Todd Krasnow	25,000	110,500	135,500
Peter J. Jacullo III	—	—	—
Adam L. Suttin	—	—	—
William E. Watts	—	276,250	276,250

(1)	The value of stock awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with FASB ASC 718. The assumptions used to determine the valuation of the awards are discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Note 11 to our consolidated financial statements, each included in the Company’s Annual Report on Form 10-K for the 2012 fiscal year, filed with the Securities and Exchange Commission on March 18, 2013.
(2)	The aggregate number of shares of restricted stock held by each of the directors listed in the table above as of December 31, 2012 was as follows: Mr. Kamin 10,000 shares, Mr. Krasnow 10,000 shares, and Mr. Watts 25,000 shares. These shares of restricted stock were granted to the directors upon the consummation of the Business Combination and the risks of forfeiture will lapse in full on August 22, 2013.

Rule 10b5-1 Trading Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

VOTE REQUIRED

The Board recommends that you vote “For” the non-binding advisory resolution approving the compensation of our named executive officers, as disclosed in this proxy statement.

PROPOSAL 6 — ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES

Section 14A of the Exchange Act also requires that we provide our stockholders with the opportunity to vote on a non-binding advisory basis to determine whether the advisory stockholder vote on executive compensation will occur every one, two, or three years.

After careful consideration of the various arguments supporting each frequency level, the Board has determined that an annual advisory vote on executive compensation is appropriate for the Company and its stockholders at this time.

Effect of Proposal

The Say-on-Pay frequency vote is non-binding. The outcome of this vote will not require the Board or the Compensation Committee to take any action regarding the frequency of future Say-on-Pay votes. However, the Board and Compensation Committee value the opinions of the stockholders and will take into consideration the outcome of the vote when considering the frequency of future Say-on-Pay votes.

VOTE REQUIRED

The Board recommends that you vote for the option of “1 Year” as the preferred frequency of future Say-on-Pay votes. The proxy card provides stockholders with four choices (“1 Year,” “2 Years,” “3 Years,” or “Abstain”). Stockholders are not voting to approve or disapprove the Board’s recommendation.

TRANSACTIONS WITH RELATED PERSONS

We describe below transactions and series of similar transactions, occurring since the beginning of our most recently completed fiscal year, to which we were a participant or will be a participant, in which:

•	the amounts involved exceeded or will exceed $120,000; and
•	any of our directors, executive officers, holders of more than 5% of our common stock or any member of their immediate family (collectively, the “Related Persons”) had or will have a direct or indirect material interest.

Compensation arrangements with our named executive officers and directors are described elsewhere in this proxy statement.

Business Combination

In August 2012, we consummated the Business Combination pursuant to the terms of that certain Contribution and Merger Agreement (the “Merger Agreement”), dated as of June 27, 2012, by and among JWC Acquisition Corp., an entity for which Adam Suttin and Mr. William Watts served as president and vice president, respectively, (“JWCAC”), on the one hand, and The Tile Shop, the members of The Tile Shop, including Todd Krasnow, various entities controlled by Peter Kamin, The Tile Shop, Inc. (controlled by Robert Rucker) and JWTS, Inc. (controlled by John Jacullo), (the “Members”), Nabron International Inc., a Bahamas corporation, a holder of greater than 5% of our outstanding common stock (“Nabron” and, together with the Members other than ILTS, LLC, the “Sellers”), the Company, Tile Shop Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Peter Jacullo, in his capacity as Sellers’ Representative, on the other hand. Pursuant to the Merger Agreement, (i) the Sellers contributed, directly or indirectly, all of the membership interests in The Tile Shop to the Company in exchange for an aggregate of approximately $75,000,000 in cash, promissory notes in an aggregate principal amount of approximately $70,000,000 (the “Promissory Notes”), and 32,000,000 shares of common stock of the Company and (ii) each share of common stock of JWCAC was exchanged for one share of the Company’s common stock. In connection with the Business Combination, we acquired all of the outstanding equity securities of The Tile Shop and JWCAC. Prior to the consummation of the Business Combination, JWCAC redeemed 5,500,000 shares of its outstanding common stock from its stockholders who purchased shares in JWCAC’s initial public offering.

The consideration received, directly or indirectly, by each of the Related Persons in connection with the Business Combination is set forth below:

Related Person	Cash Consideration	Promissory Notes	Shares of Common Stock
Nabron International, Inc.	$37,732,065	$37,479,696	17,445,432
The Tile Shop, Inc. (entity controlled by Mr. Rucker)	$23,792,481	$18,887,729	8,313,792
JWTS, Inc. (entity controlled by Mr. Jacullo)	$11,843,840	$11,764,632	5,476,003
Peter H. Kamin Revocable Trust dated February 2003 (entity controlled by Mr. Kamin)	$584,101	$580,194	270,059
Peter H. Kamin Childrens Trust dated March 2007 (entity controlled by Mr. Kamin)	$350,460	$348,116	162,035
3K Limited Partnership (entity controlled by Mr. Kamin)	$233,639	$232,077	108,023
Peter H. Kamin GST Trust (entity controlled by Mr. Kamin)	$65,239	$73,984	35,361
Todd Krasnow	$298,878	$306,060	143,384

The Promissory Notes had a three year term, subject to pre-payment at any time without penalty, and bore interest at a rate of 4% per annum, payable quarterly. The largest aggregate outstanding principal amount under these Promissory Notes since the beginning of 2011 was $69,771,111, as of the consummation of the

Business Combination. On October 3, 2012, we paid the entire outstanding principal balance of the Promissory Notes together with all accrued interest thereon, in an aggregate amount of $70,099,895, which consisted of $69,771,111 of principal and $328,784 of accrued interest thereon, in full satisfaction of our obligations pursuant to the Promissory Notes.

In connection with the consummation of the Business Combination, JWC Acquisition LLC (the “Sponsor”), an affiliate of JWCAC, distributed 208,734 shares of common stock to Mr. Suttin, 39,284 shares of common stock to an trust affiliated with Mr. Suttin, and 151,123 shares of common stock to Mr. Watts.

Nabron Loan

In August 2012, prior to the consummation of the Business Combination, we issued a $5,500,000 variable term promissory note to Nabron, which bore interest at a rate of 4% per annum and was subject to pre-payment at any time without penalty. The largest aggregate outstanding principal amount under this promissory note since the beginning of 2012 was $5,500,000, as of the date of issuance. On September 28, 2012, we paid the entire outstanding principal balance of this promissory note together with all accrued interest thereon, in an aggregate amount of $5,520,777, which consisted of $5,500,000 of principal and $20,777 of accrued interest thereon, in full satisfaction of our obligations pursuant to this promissory note.

Private Placement

In August 2012, in connection with the consummation of the Business Combination, we issued and sold an aggregate of 1,500,000 shares of our common stock to a total of nine accredited investors at a purchase price of $10.00 per share, generating total gross proceeds of $15.0 million (the “Private Placement”), including 1,080,000 shares of common stock issued to John W. Childs, a former holder of greater than 5% of our outstanding common stock, 110,000 shares of common stock issued to Mr. Suttin, and 100,000 shares of common stock issued to Mr. Watts.

Registration Rights

In connection with the Business Combination, the Sellers, the members of the Sponsor, including, but not limited to, Adam Suttin, William Watts and John W. Childs (the “Sponsor” and the “Sponsor Members”) and the Company entered into a registration rights agreement under which the Sellers and the Sponsor Members hold registration rights with respect to their shares of our common stock. The holders of a majority in interest of our common stock held by the Sellers are entitled to require us, on up to four occasions, to register under the Securities Act the shares of common stock that they received in the Business Combination. The holders of a majority in interest of our common stock held by the Sponsor Members are entitled to require us, on up to two occasions, to register under the Securities Act the shares of common stock that they received in the Business Combination, any shares issued to the Sponsor Members pursuant to the exercise of the warrant held by them where such shares of common stock are not otherwise registered under the Securities Act, and the shares issued in connection with the Private Placement. The securities that may be registered pursuant to the registration rights agreement are referred to as registrable securities. Demand registration may be made pursuant to the registration rights agreement so long as the estimated market value of the shares of common stock to be registered is at least $10,000,000. The majority in interest of each of the Sellers and the Sponsor Members may elect to exercise these registration rights at any time. In addition, these stockholders will have certain “piggyback” registration rights on other registration statements that we may file. We will bear the expenses incurred in connection with the filing of any such registration statements. On May 24, 2013, we filed a Registration Statement on Form S-1 for an underwritten secondary offering, referred to herein as the May 2013 public offering. The parties to the registration rights agreement waived the application of the registration rights agreement to the May 2013 public offering and consented to the filing of the registration statement therefor.

Lock-Up Agreements

At the time of the Business Combination, the Sellers and the Sponsor Members entered into lock-up agreements pursuant to which they agreed not to sell any of their shares of our common stock issued in connection with or prior to the Business Combination for certain periods. In addition, we, our officers and directors, and the selling stockholders in our December 2012 public offering signed additional lock-up agreements under which we and they agreed not to dispose of or hedge any shares or any securities convertible into or exchangeable for our common stock for certain periods. On March 12, 2013, the early release provisions of the lock-up agreements entered at the time of the Business Combination were triggered and on March 12, 2013 the lock-up period under the lock-up agreements entered in connection with the December 2012 public offering expired. As a result, the Sellers, the Sponsor Members, our directors, officers and the selling stockholders in our December 2012 public offering may sell their shares at any time, subject to compliance with applicable securities laws and any applicable restrictions in connection with our May 2013 public offering.

In connection with our May 2013 public offering, we, our officers and directors, and the selling stockholders have agreed that we and they will not, without the prior written consent of Citigroup Global Markets Inc. and Robert W. Baird & Co. Incorporated, dispose of or hedge any shares or any securities convertible into or exchangeable for our common stock, with the exception of the Post-offering Nabron Stock Purchase (as defined below). For us, Nabron, Noble Resources Limited, Peter J. Jacullo III, JWTS, Inc., and TS, Inc. the period is 150 days from May 24, 2013, and for the remaining officers, directors and selling stockholders the period is 60 days from May 24, 2013. Citigroup Global Markets Inc. and Robert W. Baird & Co. Incorporated in their sole discretion may release any of the securities subject to the lock-up agreements at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the applicable restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (ii) prior to the expiration of the applicable restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the applicable restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Warrant Agreements

In connection with the Business Combination, the Sellers and an affiliate of the Sponsor entered into an agreement pursuant to which the Sellers or their assignees purchased from such affiliate an aggregate of 4,466,885 warrants, for an aggregate purchase price of $3,419,327. These warrants were among those sold in connection with JWCAC’s initial public offering (collectively, the “Public Warrants”) and were acquired by the affiliate following JWCAC’s initial public offering for an aggregate purchase price of $3,419,327. These Public Warrants were all exercised in March and April 2013.

In connection with the Business Combination, we entered into an agreement with the Sponsor and the Sponsor Members under which (i) the Sponsor Members waived their rights and the rights of their permitted transferees to exercise warrants to purchase an aggregate of 5,333,333 shares of common stock, which were issued in a private placement, (the “Sponsor Warrants”) for cash and agreed that such Sponsor Warrants may only be exercised on a cashless basis. These Sponsor Warrants were all exercised in March and April 2013.

In connection with the Business Combination, we entered into a letter agreement with The Tile Shop, Inc., a Minnesota corporation (“TS, Inc.”) and an entity controlled by Mr. Rucker, pursuant to which TS, Inc. and its affiliates agreed (i) to exercise Public Warrants only on a cashless exercise basis and (ii) that the maximum number of shares of our common stock issuable upon exercise of Public Warrants is the lesser of (A) 434,968 shares of common stock or (B) the number of shares of common stock that may be issued without Mr. Rucker’s beneficial ownership of shares of our common stock exceeding 20 percent.

The Tile Shop Related Person Transactions

In June 2011, TS, Inc., a holder of 5% of the membership interests of The Tile Shop prior to the Business Combination and an entity controlled by Mr. Rucker, sold (i) an aggregate of 1,710,000 Common Units of The Tile Shop to ILTS, LLC, a Delaware limited liability company (“ILTS”), a holder of 5% of the membership interests in The Tile Shop prior to the Business Combination and an entity of which Mr. Jacullo was a manager and (ii) an aggregate of 290,000 Common Units of The Tile Shop to three trusts that are now stockholders of JWTS, Inc., a Delaware corporation (“JWTS”), a holder of 5% of the membership interests in The Tile Shop and an entity controlled by Mr. Jacullo, in each case for $4.4434 per unit. The Common Units purchased by the three trusts were contributed to JWTS and were contributed to the Company in connection with the Business Combination in exchange for the cash, Promissory Notes and shares described above, under the subheading “Business Combination.” Immediately prior to the consummation of the Business

Combination, TS Inc. sold an additional 1,710,000 and 290,000 Common Units of The Tile Shop to ILTS and JWTS, respectively, for $4.7583 per unit. In connection with these transactions, The Tile Shop released a security interest in the Common Units that were the subject of these sales.

In January 2012, TS, Inc., ILTS and JWTS sold (i) an aggregate of 129,333 Common Units of The Tile Shop to Mr. Krasnow, (ii) an aggregate of 646,667 Common Units of The Tile Shop to the Peter H. Kamin Revocable Trust dated February 2003, the Peter H. Kamin Childrens Trust dated March 2007, and 3K Limited Partnership, entities of which Mr. Kamin is trustee or general partner, as applicable, (iii) an aggregate of 25,867 Common Units of The Tile Shop to Family Office Investors LLC, an entity in which Mark Riser, a member of the board of managers of The Tile Shop prior to the consummation of the Business Combination, is the sole member, and (iv) an aggregate of 19,400 Common Units of The Tile Shop to a third party, in each case for $7.732 per unit. In connection with these transactions, The Tile Shop made certain representations and warranties.

On each of December 31, 2011 and June 21, 2012, The Tile Shop made a $300,000 payment to TS, Inc. in connection with the final redemption of an aggregate of 3,000,000 special cash distribution units of The Tile Shop issued to TS, Inc., which were fully redeemed by The Tile Shop and no longer outstanding as of June 21, 2012. In lieu of paying such amounts to TS, Inc. in cash, The Tile Shop reduced the outstanding amount under a promissory note, dated December 30, 2002, made by TS, Inc. and payable to The Tile Shop. The original principal amount of this promissory note was $13,241,800 with simple interest accruing at a rate of five percent per annum on any unpaid balance. The largest aggregate outstanding principal amount under this promissory note since the beginning of 2011 was $1,468,291.75, as of January 1, 2011. On June 21, 2012, TS, Inc. made a final payment to The Tile Shop of $919,444.22 in full satisfaction of all obligations pursuant to this promissory note. Taken together, the aggregate payment of $1,519,444.22 made by TS, Inc. pursuant to this promissory note since the beginning of 2011 fiscal year consisted of a payment of $1,468,291.75 of principal and $51,152.47 of accrued interest.

Fiscal Year 2013 Transactions

In March 2013 we purchased 357,464 outstanding warrants from Adam Suttin and 324,969 outstanding warrants from William Watts at a purchase price of $8.41 per warrant. Since Messrs. Suttin and Watts are members of our Board, the independent directors considered and approved the transactions on terms which reflected a purchase price based on the public market price of the warrants.

In March 2013, Mr. Suttin exercised 357,464 warrants on a cashless basis, pursuant to which 230,301 shares were withheld to satisfy the exercise price and 127,166 shares were issued. In March 2013 Mr. Watts exercised 324,969 warrants on a cashless basis, pursuant to which 209,364 shares were withheld to satisfy the exercise price and 115,605 shares were issued. The terms of exercise were as provided in the warrant agreements, which were consistent with terms in warrants held by non-directors of the Company.

On May 24, 2013, we entered into a Stock Purchase Agreement with Nabron, whereby we agreed to repurchase a number of shares of our common stock having an aggregate value of $46.0 million at a price per share equal to the public offering price for our May 2013 public offering less the underwriters discount for our May 2013 public offering. We refer to this agreement to repurchase as the “Post-offering Nabron Stock Purchase.” The closing of the Post-offering Nabron Stock Purchase was conditioned upon the completion of the May 2013 public offering. The closing of the May 2013 public offering was not conditioned upon the completion of the Post-offering Nabron Stock Purchase. We funded the purchase price for the Post-offering Nabron Stock Purchase with the proceeds from the warrant exercise as described above.

Policies and Procedures for Related Person Transactions

Effective upon consummation of the Business Combination, our Board adopted a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy is administered by our Audit Committee and will covers any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we were or are to be a participant, the amount involved exceeds $50,000 and a related person had or will have a direct or indirect material interest. While the policy covers related person transactions in which the amount involved exceeds $50,000, the policy states that related person transactions in which the amount involved exceeds $120,000 are required to be disclosed in applicable filings as required by the Securities Act, Exchange Act, and related rules. Our Board determined to set the threshold for approval of related person transactions in the policy at an amount lower than that which is required to be disclosed under the Securities Act, Exchange Act, and related rules because we believe that it is appropriate for our Audit Committee to review transactions or potential transactions in which the amount involved exceeds $50,000, as opposed to $120,000. Pursuant to this policy, our Audit Committee will (i) review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, and (ii) take into account the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics. Each director, director nominee and executive officer will present to our Audit Committee each proposed related person transaction to which such director, director nominee or executive officer is a party, including all relevant facts and circumstances relating thereto, and will update the Audit Committee as to any material changes to any related person transaction. All related person transactions may only be consummated if our Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Related party transactions do not include: (i) the payment of compensation by the company to an executive officer or director of the company; (ii) indebtedness due from a related person for transactions in the ordinary course of business; (iii) a transaction in which the interest of the related person arises solely from ownership of a class of securities of the Company where all holders of that class of securities receive the same benefit, on a pro-rata basis, from the transaction; or (iv) a transaction in which the rates or charges involved are determined by competitive bids. Additionally, certain types of transactions have been pre-approved by our Audit Committee under the policy as not involving a material interest. These pre-approved transactions include transactions in the ordinary course of business where the related party’s interest arises only: (a) from his or her position as a director of another entity that is party to the transaction, (b) from an equity interest of less than 5% in another entity that is party to the transaction, or (c) from a limited partnership interest of less than 5%, subject to certain limitations. No director will be permitted to participate in the approval of a related person transaction for which he or she is a related party.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 3, 2013, information regarding beneficial ownership of our common stock by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.

Common stock subject to options and warrants currently exercisable or exercisable within 60 days of June 3, 2013 are deemed to be outstanding for computing the percentage ownership of the person holding these options and/or warrants and the percentage ownership of any group in which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

We have based our calculation of the percentage of beneficial ownership on 53,134,239 shares of our common stock outstanding on June 3, 2013. On May 24, 2013, we filed a Registration Statement on Form S-1 for an underwritten secondary offering by the selling shareholders listed therein. This offering is referred to herein as the May 2013 public offering. Certain of these selling shareholders are listed on the table below, and as such, the number of shares beneficially owned by such shareholders may decrease upon closing of the May 2013 public offering.

Unless otherwise noted below, the address for each of the stockholders in the table below is c/o Tile Shop Holdings, Inc., 14000 Carlson Parkway, Plymouth, Minnesota, 55441.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent
5% Stockholders:
Nabron International, Inc.(1)	14,832,282	27.9%
The Tile Shop, Inc.(2)	7,674,250	14.4%
JWTS, Inc.(3)	5,093,460	9.6%
Executive Officers and Directors:
Robert A. Rucker(2)(4)	7,924,250	14.9%
Timothy C. Clayton	—	*
Joseph Kinder	—	*
Carl Randazzo	—	*
Leigh M. Behrman	—	*
Peter J. Jacullo III(3)(5)	5,094,011	9.6%
Peter H. Kamin(6)	634,762	1.2%
Todd Krasnow(7)	168,229	*
Adam L. Suttin(8)	483,346	*
William E. Watts(9)	380,920	*
All Executive Officers and Directors as a Group (10 persons)	14,685,518	27.7%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.

(1)	Based upon a Schedule 13D filed with the SEC on May 23, 2013 by Nabron International, Inc., a Bahamas company (“Nabron”), Raymond Long Sing Tang (“Tang”), Lars Soren Sorensen (“Sorensen”), and Louise Mary Garbarino (“Garbarino”). Tang, Sorensen, and Garbarino are directors of Nabron and may be deemed to have shared voting and investment power over the securities held by Nabron. The business address of Nabron is 2nd Floor, Le Prince de Galles, 3-5 Avenue des Citronniers, MC98000 Monaco.
(2)	Based upon a Schedule 13D filed with the SEC on December 19, 2012 by The Tile Shop, Inc., a Minnesota corporation (“TS, Inc.”) and Robert A. Rucker (“Rucker”). Rucker is the sole director of TS, Inc. and may be deemed to have sole voting and investment power over the securities held by TS, Inc.
(3)	Based upon a Schedule 13D filed with the SEC on December 19, 2012 by JWTS, Inc., a Delaware corporation (“JWTS”) and Peter J. Jacullo III (“Jacullo”). Jacullo is the sole director of JWTS and may be deemed to have sole voting and investment power over the securities held by JWTS. The business address of JWTS is c/o Peter J. Jacullo III 61 High Ridge Avenue, Ridgefield, Connecticut 06877.
(4)	Includes 250,000 shares of restricted common stock held by Rucker.
(5)	Includes 552 shares of common stock held by Jacullo’s son.
(6)	Consists of 10,000 shares of restricted common stock held by Peter H. Kamin (“Kamin”), 100 shares of common stock held by Kamin’s son, 296,514 shares of common stock held by the Peter H. Kamin Revocable Trust dated February 2003 (“2003 Trust”), 172,066 shares of common stock held by the Peter H. Kamin Childrens Trust dated March 1997 (“1997 Trust”), 41,372 shares of common stock held by the Peter H. Kamin GST Trust (“GST”), and 114,710 shares of common stock held by 3K Limited Partnership (“3K”). Kamin is the sole trustee of the 2003 Trust, the sole trustee of the 1997 Trust, a trustee of GST, and sole general partner of 3K and may be deemed to have sole voting and investment power over the securities held by these entities.
(7)	Includes 10,000 shares of restricted common stock held by Todd Krasnow (“Krasnow”), 100 shares of common stock held by Krasnow’s spouse, and 100 shares of common stock held by Krasnow’s son.
(8)	Includes 33,689 shares of common stock held by the Adam L. Suttin Irrevocable Family Trust. Mr. Suttin’s spouse is the trustee of the trust and Mr. Suttin disclaims beneficial ownership of the shares of common stock held by the trust, except to the extent of his pecuniary interest therein.
(9)	Includes 25,000 shares of restricted common stock held by William E. Watts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company, the officers, directors and greater than ten percent stockholders complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2012.

FORM 10-K INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO THE COMPANY’S SECRETARY AT 14000 CARLSON PARKWAY, PLYMOUTH, MINNESOTA 55441.

OTHER MATTERS

The Board and management know of no other matters that will be presented for consideration at the Annual Meeting. However, since it is possible that matters of which the Board and management are not now aware may come before the meeting or any adjournment of the meeting, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

By Order of the Board of Directors

Robert A. Rucker
Chief Executive Officer, President and Director

Plymouth, Minnesota
June 13, 2013

Appendix A

TILE SHOP HOLDINGS, INC.
2012 EQUITY AWARD PLAN

1. Purpose and Effective Date.

(a) Purpose.  The Tile Shop Holdings, Inc. 2012 Equity Award Plan (the “Plan”) has several complementary purposes: (i) to promote the growth and success of Tile Shop Holdings, Inc. (the “Company”) by linking a significant portion of Participant compensation to the increase in value of the Company’s common stock, par value $0.0001 per share (the “Common Stock”); (ii) to attract and retain top quality, experienced executive officers and employees by offering a competitive incentive compensation program; (iii) to reward innovation and outstanding performance as important contributing factors to the Company’s growth and progress; (iv) to align the interests of executive officers, employees, Directors and Consultants with those of the Company’s shareholders by reinforcing the relationship between Participant rewards and shareholder gains obtained through the achievement by Plan Participants of short-term objectives and long-term goals; and (iv) to encourage executive officers, employees, Directors and Consultants to obtain and maintain an equity interest in the Company.

(b) Effective Date.  The Plan will become effective, and Awards may be granted under the Plan, on and after the Effective Date; provided that any Awards granted prior to the date the Plan is approved by the Company’s shareholders shall be contingent on such approval.

2. Definitions.  Capitalized terms used but not otherwise defined in the Plan shall have the following meanings:

(a) “10% Stockholder” means an Participant who, as of the date that an Incentive Stock Option is granted to such individual, owns more than ten percent (10%) of the total combined voting power of all classes of capital stock then issued by the Company or a Subsidiary.

(b) “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(c) “Award” means a grant of Options or Restricted Stock.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, except as otherwise determined by the Committee and set forth in an Award agreement, such act or omission by a Participant as is determined by the Committee to constitute cause for termination, including but not limited to any of the following: (i) a material violation of any Company policy, including but not limited to any policy contained in the Company’s Code of Business Conduct and Ethics; (ii) embezzlement from, or theft of property belonging to, the Company or any Affiliate; (iii) willful failure to perform, or gross negligence in the performance of, assigned duties; or (iv) other intentional misconduct, whether related to employment or otherwise, which has, or has the potential to have, a material adverse effect on the business conducted by the Company or its Affiliates.

(f) “Change of Control” means (unless otherwise expressly provided in a particular Award, employment, and/or severance agreement) any of the following:

(i) a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the

Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(ii) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2(f)(i) or Section 2(f)(iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions, in each case other than a transaction:

(A) that results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2(f)(iii)(B) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv) the Company’s shareholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to an Award that is considered deferred compensation subject to Code Section 409A, the definition of “Change of Control” shall be amended and interpreted in a manner that allows the definition to satisfy the requirements of a change of control under Code Section 409A solely for purposes of determining the timing of payment of such Award.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(h) “Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority).

(i) “Consultant” means a Person or entity rendering services to the Company or an Affiliate other than as an employee of any such entity or a Director.

(j) “Director” means a member of the Board.

(k) “Disability” means, except as otherwise determined by the Committee and set forth in an Award agreement: (i) with respect to an Incentive Stock Option, the meaning given in Code Section 22(e)(3), and (ii) with respect to all other Awards, a physical or mental incapacity which qualifies an individual to collect a benefit under a long term disability plan maintained by the Company, or such similar mental or physical condition which the Committee may determine to be a disability, regardless of whether either the individual or the condition is covered by any such long term disability plan. The Committee shall make the determination of Disability and may request such evidence of Disability as it reasonably determines.

(l) “Effective Date” means the date of the consummation of the transactions contemplated pursuant to that certain Contribution and Merger Agreement, dated as of June 27, 2012, by and between JWC Acquisition Corp., The Tile Shop, LLC (“The Tile Shop”), ILTS, LLC, The Tile Shop, Inc., JWTS, Inc., each of the other members of The Tile Shop is a party thereto, Nabron International Inc., the Company, Tile Shop Merger Sub, Inc., and Peter Jacullo.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(n) “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the NASDAQ Stock Market, as reported in The Wall Street Journal, or if no sales of Common Stock occur on the date in question, on the last preceding date on which there was a sale on such market. If the Shares are not listed on the NASDAQ Stock Market, but are traded on a national securities exchange or in another over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that exchange or market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used.

(o) “Incentive Stock Option” means an Option that meets the requirements of Code Section 422.

(p) “Non-Employee Director” means a Director who is not an employee of the Company or any Subsidiary.

(q) “Nonqualified Stock Option” means an Option that does not meet the requirements of Code Section 422.

(r) “Option” means the right to purchase Shares at a stated price for a specified period of time.

(s) “Participant” means an individual selected by the Committee to receive an Award.

(t) “Performance Goals” means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: net income; income from continuing operations; stockholder return; stock price appreciation; earnings per share (including diluted earnings per share); net operating profit (including after-tax); revenue growth; organic sales growth; return on equity; return on investment; return on invested capital (including after-tax); earnings before interest, taxes, depreciation and amortization; operating income; operating margin; market share; return on sales; asset reduction; cost reduction; return on equity; cash flow (including free cash flow); bookings; and new product releases. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, if applicable; provided that, the Committee may, at the time of establishing the Performance Goal(s), exclude the effects of (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax regulations or laws, or (iv) the effect of a merger or acquisition. Notwithstanding the foregoing, the calculation of any Performance Goal established for purposes of an Award shall be made without regard to changes in accounting methods used by the Company or in accounting standards that may be required by the Financial Accounting Standards Board after a Performance Goal relative to an Award is established and prior to the time the compensation earned by reason of the achievement of the relevant Performance Goal is paid to the Participant. In the case of Awards that the Committee determines will not be considered “performance-based compensation” under Code Section 162(m), the Committee may establish other Performance Goals not listed in the Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

(u) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(v) “Restriction Period” means the length of time established relative to an Award during which (i) the Participant cannot sell, assign, transfer, pledge or otherwise encumber the Common Stock subject to such Award or during which the Common Stock are subject to vesting or a right of repurchase in favor of the Company and (ii) at the end of which the Participant obtains an unrestricted right to such Common Stock.

(w) “Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer.

(x) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(y) “Share” means a share of Common Stock.

(z) “Subsidiary” means any corporation or limited liability company (except that is treated as a partnership for U.S. income tax purposes) in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the chain) owns stock or equity interests possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or equity interests in one of the other entities in the chain.

3. Administration.

(a) Committee Administration.  The Committee shall administer the Plan. In addition to the authority specifically granted to the Committee in the Plan, the Committee has full discretionary authority to administer the Plan, including but not limited to the authority to: (i) interpret the provisions of the Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry the Plan into effect; and (iv) make all other determinations necessary or advisable for the administration of the Plan. All Committee determinations are final and binding.

Notwithstanding the above statement or any other provision of the Plan, once established, the Committee shall have no discretion to increase the amount of compensation payable under an Award that is intended to be performance-based compensation under Code Section 162(m), although the Committee may decrease the amount of compensation a Participant may earn under such an Award. Any action by the Committee to accelerate or otherwise amend an Award for reasons other than retirement, death, Disability or a termination by the Company without Cause, or in connection with a Change of Control, shall include application of a commercially reasonable discount to the compensation otherwise payable to reflect the value of the accelerated payment.

(b) Delegation to Other Committees or Officers.  To the extent applicable law permits, the Board may delegate to another committee of the Board or the Committee may delegate to one or more officers of the Company, any or all of the authority and responsibility of the Committee; provided that no such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board may also delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. In addition, the Board may reserve for itself any and all authority or responsibility previously delegated to any Committee. If the Board or the Committee has made such a delegation, then all references to the Committee in the Plan include the Board, such other committee, or one or more officers to the extent of such delegation.

Notwithstanding anything contained herein to the contrary, only the full Board shall have the authority to administer the Plan with respect to Awards granted to Non-Employee Directors.

(c) Indemnification.  The Company will indemnify and hold harmless each member of the Board and the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any acts or omissions with respect to the Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4. Eligibility.  The Committee may designate any of the following as a Participant from time to time, to the extent of the Committee’s authority: any executive officer, employee, Consultant or Director of the Company or any Subsidiary. The Committee’s granting of an Award to a Participant will not require the Committee to grant an Award to such individual at any future time. The Committee’s granting of a particular type of Award to a Participant will not require the Committee to grant any other type of Award to such individual.

5. Types of Awards.  Subject to the terms of the Plan, the Committee may grant any type of Award to any Participant it selects; provided, however that only executive officers and employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or in substitution for, any other Award (or any other award granted under another equity compensation plan of the Company or any Affiliate).

6. Shares Reserved under the Plan.

(a) Plan Reserve.  Subject to adjustment as provided in Section 12, an aggregate of 2,500,000 Shares are reserved for issuance under the Plan. On January 1 of each year beginning after the Effective Date, an additional number of Shares shall become available for issuance under the Plan equal to the lesser of:
(i) 2,500,000 Shares; (ii) six percent (6%) of the number of Shares issued and outstanding (on an as-converted basis) as of the immediately preceding December 31; and (iii) another amount determined by the Board. Subject to Section 6(b) and Section 12(a), all Shares reserved for issuance under the Plan may be issued as Incentive Stock Options.

(b) Replenishment of Shares Under the Plan.  The number of Shares reserved for issuance under the Plan shall be reduced only by the number of Shares actually delivered in payment or settlement of Awards. If Shares are forfeited under an Award, or if Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price or withholding taxes of an Award, then such Shares may again be used for new Awards under the Plan under Section 6(a), but such Shares may not be issued pursuant to an Incentive Stock Option.

(c) Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Section 12(a), the maximum number of Shares with respect to one or more Awards that may be granted to (or where the value of the Award is based on the Fair Market Value of the Shares, is with respect to) any one Participant during any calendar year shall be 2,000,000.

7. Options.  Subject to the terms of the Plan, the Committee will determine all terms and conditions of each Option, including but not limited to:

(a) Whether the Option is an Incentive Stock Option or a Nonqualified Stock Option;

(b) The number of Shares subject to the Option;

(c) The date of grant, which may not be prior to the date of the Committee’s approval of the grant;

(d) The exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; provided that an Incentive Stock Option granted to a 10% Stockholder must have an exercise price at least equal to 110% of the Fair Market Value of the Shares subject to the Option as determined on the date of grant;

(e) The terms and conditions of exercise; provided, however, that, if the aggregate Fair Market Value of the Shares subject to the Option (as determined on the date of grant of such Option) that becomes exercisable during a calendar year exceeds $100,000, then such Option shall be treated as a Nonqualified Stock Option to the extent such $100,000 limitation is exceeded; and

(f) The term of the Option; provided, however, that each Option must terminate no later than ten (10) years after the date of grant and each Incentive Stock Option granted to a 10% Stockholder must terminate no later than five (5) years after the date of grant.

In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. If an Option that is intended to be an

Incentive Stock Option fails to meet the requirements thereof, the Option shall automatically be treated as a Nonqualified Stock Option to the extent of such failure.

Subject to the terms and conditions of the Award, vested Options may be exercised, in whole or in part, by giving notice of exercise to the Company in such manner as the Company may prescribe. This notice must be accompanied by payment in full of the exercise price in cash or by use of such other instrument as the Committee may agree to accept.

Payment of the exercise price, applicable withholding taxes due upon exercise of the Option, or both may be made in the form of Common Stock already owned by the Participant, which Common Stock shall be valued at Fair Market Value on the date the Option is exercised. A Participant who elects to make payment in Common Stock may not transfer fractional shares or shares of Common Stock with an aggregate Fair Market Value in excess of the Option exercise price plus applicable withholding taxes. A Participant need not present stock certificates when making payment in Common Stock, so long as other satisfactory proof of ownership of the Common Stock tendered is provided (e.g., attestation of ownership of a sufficient number of shares of Common Stock to pay the exercise price). The Committee shall have the discretion to authorize or accept payment by other forms or methods or to establish a cashless exercise program, all within such limitations as may be imposed by the Plan or any applicable law.

8. Restricted Stock Awards.  Subject to the terms of the Plan, the Committee will determine all terms and conditions of each Award of Restricted Stock, including but not limited to:

(a) The number of Shares and/or units to which such Award relates;

(b) Whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; and

(c) The Restriction Period with respect to Restricted Stock.

During the Restriction Period, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, including the right to vote such Restricted Stock and, unless the Committee shall otherwise provide, the right to receive dividends paid with respect to such Restricted Stock.

Except as otherwise provided in the Plan, at such time as all restrictions applicable to an Award of Restricted Stock and the Restriction Period expires, ownership of the Common Stock subject to such restrictions shall be transferred to the Participant free of all restrictions except those that may be imposed by applicable law.

9. Transferability.

(a) Restrictions on Transfer.  Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Committee allows a Participant to designate in writing a beneficiary to exercise the Award or receive payment under an Award after the Participant’s death or transfer an Award as provided in Section 9(b).

(b) Permitted Transfers.  If allowed by the Committee, a Participant may transfer the ownership of some or all of the vested or earned Awards granted to such Participant, other than Incentive Stock Options to (i) the spouse, children or grandchildren of such Participant (the “Family Members”), (ii) a trust or trusts established for the exclusive benefit of such Family Members, or (iii) a partnership in which such Family Members are the only partners. Notwithstanding the foregoing, vested or earned Awards may be transferred without the Committee’s pre-approval if the transfer is made incident to a divorce as required pursuant to the terms of a “domestic relations order” as defined in Section 414(p) of the Code; provided that no such transfer will be allowed with respect to Incentive Stock Options if such transferability is not permitted by Code Section 422. Any such transfer shall be without consideration and shall be irrevocable. No Award so transferred may be subsequently transferred, except by will or applicable laws of descent and distribution. The Committee may create additional conditions and requirements applicable to the transfer of Awards. Following the allowable transfer of a vested Option, such Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately prior to the transfer. For purposes of settlement of the Award, delivery of Stock upon exercise of an Option and the Plan’s Change of Control provisions, however, any reference to a Participant shall be deemed to refer to the transferee.

10. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan.  Unless the Board earlier terminates the Plan pursuant to Section 10(b), the Plan will terminate on the earlier of the date all Shares reserved for issuance have been issued or the date that is ten (10) years following the Effective Date.

(b) Termination and Amendment.  The Board or the Committee may amend, alter, suspend, discontinue or terminate the Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of the Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii) shareholders must approve any amendment of the Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii) shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a), 6(b) or the limits set forth in Section 6(c) (except as permitted by Section 12), (B) an amendment to expand the group of individuals that may become Participants, or (C) an amendment that would diminish the protections afforded by Section 10(e) or that would materially change the minimum vesting and performance requirements of an Award as required in the Plan.

(c) Amendment, Modification or Cancellation of Awards.  Except as provided in Section 10(e) and subject to the requirements of the Plan, the Committee may modify, amend or cancel any Award; or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided, however, that any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other Person(s) as may then have an interest in the Award, but the Committee need not obtain Participant (or other interested party) consent for the adjustment or cancellation of an Award pursuant to the provisions of Section 12 or the modification of an Award to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting or tax treatment of any Award for the Company. Notwithstanding the foregoing, unless determined otherwise by the Committee, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(d) Survival of Authority and Awards.  Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 10 and to otherwise administer the Plan will extend beyond the date of the Plan’s termination. In addition, termination of the Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited.  Notwithstanding anything in the Plan to the contrary, and except for the adjustments provided in Section 12, neither the Committee nor any other Person may decrease the exercise price for any outstanding Option after the date of grant nor allow a Participant to surrender an outstanding Option to the Company as consideration for the grant of a new Option with a lower exercise price. In addition, the Committee may not make a grant of an Option with a grant date that is effective prior to the date the Committee takes action to approve such Award.

(f) Foreign Participation.  To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using the Plan in a foreign country will not affect the terms of the Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 10(b)(ii).

In addition, if an Award is held by a Participant who is employed or residing in a foreign country and the amount payable or Shares issuable under such Award would be taxable to the Participant under Code Section 457A in the year such Award is no longer subject to a substantial risk of forfeiture, then the amount payable or Shares issuable under such Award shall be paid or issued to the Participant as soon as practicable after such substantial risk of forfeiture lapses (or, for Awards that are not considered nonqualified deferred compensation subject to Code Section 409A, no later than the end of the short-term deferral period permitted by Code Section 457A) notwithstanding anything in the Plan or the Award Agreement to contrary.

(g) Code Section 409A.  The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

11. Taxes.

(a) Withholding.  In the event the Company or an Affiliate of the Company is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due to the Participant cash, or with the consent of the Committee, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares; provided, however, that the amount to be withheld may not exceed the total minimum Federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires. In any case, the Company may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b) No Guarantee of Tax Treatment.  Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any Person with respect to the tax consequences of any Award.

(c) Participant Responsibilities.  If a Participant shall dispose of Common Stock acquired through exercise of an Incentive Stock Option within either (i) two (2) years after the date the Option is granted or (ii) one (1) year after the date the Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within seven (7) days of the date of such disqualifying disposition. In addition, if a Participant elects, under Code Section 83, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code Section) is made, rather than at the time the Award vests, such Participant shall notify the Company within seven (7) days of the date the Restricted Stock subject to the election is awarded.

12. Adjustment Provisions; Change of Control.

(a) Adjustment of Shares.  If: (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged, (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities or other property, (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares, or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Board or Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust as applicable: (A) the number and type of Shares subject to the Plan (including the number and type of Shares described in Sections 6(a) and (b)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause the Plan to violate Code Section 422(b).

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Common Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Committee may substitute, on an equitable basis as the Committee determines, for each Share then subject to an Award and the Shares subject to the Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Committee, adjustments contemplated by this Section 12(a) that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b) Issuance or Assumption.  Notwithstanding any other provision of the Plan, and without affecting the number of Shares otherwise reserved or available under the Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under the Plan upon such terms and conditions as it may deem appropriate.

(c) Change of Control.  If the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, then such agreement shall control in the event of a Change of Control. In all other cases, in the event of a Change of Control, the Committee may, in its sole discretion (i) elect to accelerate, in whole or in part, the vesting of any Award, (ii) elect to make cash payments payable as a result of the acceleration of vesting of any Award, or (iii) elect to cancel any Options as of the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control price of the Shares covered by the Option that is so cancelled over the purchase or grant price of such Shares under the Award.

Except as otherwise expressly provided in any agreement between a Participant and the Company or an Affiliate, if the receipt of any payment by a Participant under the circumstances described above would result in the payment by the Participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.

13. Miscellaneous.

(a) Other Terms and Conditions.  The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i) the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(ii) restrictions on resale or other disposition of Shares; and

(iii) compliance with federal or state securities laws and stock exchange requirements.

(b) Employment and Service.  The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Non-Employee Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv) a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A.

(c) No Fractional Shares.  No fractional Shares or other securities may be issued or delivered pursuant to the Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d) Unfunded Plan.  This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to the Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Person holds any rights by virtue of an Award granted under the Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(e) Requirements of Law and Securities Exchange.  The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required. Notwithstanding any other provision of the Plan or any Award agreement, the Company has no liability to deliver any Shares under the Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f) Governing Law.  This Plan, and all agreements under the Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to the Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of the Plan, any Award or any award agreement, may only be heard in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(g) Limitations on Actions.  Any legal action or proceeding with respect to the Plan, any Award or any Award agreement, must be brought within one (1) year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h) Construction.  Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Title of sections are for general information only, and the Plan is not to be construed with reference to such titles.

(i) Severability.  If any provision of the Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or (ii) would disqualify the Plan, any award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan, such award agreement and such Award will remain in full force and effect.

TILE SHOP HOLDINGS, INC.

INCENTIVE STOCK OPTION AGREEMENT

1. Grant of Option.  Tile Shop Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to [      ] (the “Employee”), an option (the “Option”), pursuant to the Company’s 2012 Equity Award Plan (the “Plan”), to purchase an aggregate of [     ] shares (the “Underlying Shares”) of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company at a price of $[     ] per share (the “Exercise Price”), purchasable as set forth in and subject to the terms and conditions of this Incentive Stock Option Agreement (the “Agreement”) and the Plan. Except where the context otherwise requires, the term “Company” shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Plan. To the extent that any term of this Agreement conflicts or is otherwise inconsistent with any term of the Plan, as amended from time to time, the terms of the Plan shall take precedence and supersede any such conflicting or inconsistent term contained herein.

2. Incentive Stock Option.  This Option is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

3. Exercise of Option and Provisions for Termination.

(a) Vesting Schedule.  [Vesting to be specified by the Compensation Committee of the Board of Directors.] Except as otherwise provided in this Agreement, this Option may be exercised at any time prior to the tenth anniversary of the date of grant (or, in the case of an option described in paragraph (f) of Section 7 of the Plan, prior to the fifth anniversary of the date of grant) (the “Expiration Date”) in installments as to not more than the number of Underlying Shares then Vested pursuant to the provisions of this Section 3(a). The right of exercise shall be cumulative so that if this Option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all Underlying Shares not so purchased at any time prior to the Expiration Date or the earlier termination of this Option. This Option may not be exercised at any time after the Expiration Date.

(b) Exercise Procedure.  Subject to the conditions set forth in this Agreement, the Employee may exercise this Option by delivery of notice in a form (which may be electronic) approved by the Company to the Company or its designated Administrative Service (as defined below) accompanied by payment of consideration in an amount equal to the aggregate Exercise Price for the Underlying Shares to be purchased by such means as may be permitted by the Company or the Administrative Service, including, without limitation, by electing that the Company or the Administrative Service withhold delivery of such number of Underlying Shares having an aggregate Fair Market Value equal in amount to the aggregate Exercise Price for all Underlying Shares to be purchased plus the amount of all applicable Federal, state and local income and employment tax withholding requirements and applicable fees. Such exercise shall be effective upon receipt by the Company or the Administrative Service of such notice together with the required payment. The Employee may purchase less than the number of Underlying Shares for which this Option is Vested at any point in time; provided, however, that no partial exercise of this Option may be for any fractional shares. “Administrative Service” shall mean [    ]. or any successor third-party stock option administrator designated by the Company from time to time.

(c) Continuous Employment Required.  Except as otherwise provided in this Section 3, this Option may not be exercised unless the Employee, at the time that he or she exercises this Option, is, and has been at all times since the date of grant of this Option, an employee of the Company. For all purposes of this Agreement: (i) “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the regulations promulgated under the Code or any successor regulations and (ii) if this Option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation shall be considered for all purposes of this Option to be employment by the Company.

(d) Exercise Period Upon Termination of Employment.  If the Employee ceases to be employed by the Company for any reason other than death or Disability or a discharge for Cause, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Expiration Date); provided, however, that this Option shall be exercisable only to the extent that the Employee was entitled to exercise this Option on the date of such cessation.

(e) Exercise Period Upon Death or Disability.  If the Employee dies or becomes Disabled prior to the Expiration Date while he or she is an employee of the Company, or if the Employee dies within three months after the Employee ceases to be so employed (other than as the result of a discharge for Cause), this Option shall be exercisable, within the period of one year following the date of death or Disability of the Employee (but in no event after the Expiration Date) by the Employee or by the person to whom this Option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder; provided, however, that this Option shall be exercisable only to the extent that this Option was exercisable by the Employee on the date of his or her death or Disability. Except as otherwise indicated by the context, the term “Employee,” as used in this Agreement, shall be deemed to include the estate of the Employee or any person who acquires the right to exercise this Option by bequest or inheritance or otherwise by reason of the death of the Employee or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of ERISA, or the rules promulgated thereunder.

(f) Discharge for Cause.  If the Employee, prior to the Expiration Date, ceases his or her employment with the Company because he or she is discharged for Cause, the right to exercise this Option shall terminate immediately upon such termination for Cause.

4. Non-transferability of Option.  Except as provided in Section 3(e), this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall, at the election of the Company, become null, void and of no further force of effect.

5. No Special Employment Rights.  Nothing contained in the Plan or this Agreement shall be construed or deemed by any Person under any circumstances to bind the Company to continue the employment of the Employee for the period within which this Option may be exercised. However, during the period of the Employee’s employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board, any committee thereof, or by the executive officers of the Company and shall at no time take any action which, directly or indirectly, would be inconsistent with the best interests of the Company.

6. Rights as a Shareholder.  The Employee shall have no rights as a shareholder with respect to any Underlying Shares unless and until the date on which the Employee becomes the holder of record of the Underlying Shares purchased pursuant to this Option on the books and records of the Company, as maintained by the transfer agent for the Company’s Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to such date.

7. Adjustments.

(a) General.  If: (i) the Company shall at any time be involved in a merger or other transaction in which shares of Common Stock are changed or exchanged, (ii) the Company shall subdivide or combine shares of Common Stock or the Company shall declare a dividend payable in shares of Common Stock, other securities or other property, (iii) the Company shall effect a cash dividend the amount of which, on a per share of Common Stock basis, exceeds 10% of the Fair Market Value of a share of Common Stock at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on shares of Common Stock in the form of cash, or a repurchase of shares of Common Stock, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving shares of Common Stock, or (iv) any other event shall occur, which in the judgment of the Board or Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust as applicable: (y) the number and kind of shares or other securities subject to this Option and (z) the Exercise Price for each share of Common Stock or other security subject to this Option, without changing the aggregate Exercise Price as to which this Option remains exercisable.

(b) Board Authority to Make Adjustments.  Adjustments under this Section 7 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final and binding. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

(c) Limits on Adjustments.  No adjustment shall be made under this Section 7 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this Option or a grant of additional benefits to the Employee.

8. Change of Control.

(a) General.  In the event of a Change of Control, the Employee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15 of the Plan.

(b) Acceleration.  In the event of a Change of Control, the Vesting schedule set forth in Section 3(a) of this Agreement may be accelerated in whole or in part at the sole discretion of the Committee.

9. Withholding Taxes.  The Company’s obligation to deliver Underlying Shares upon the exercise of this Option shall be subject to the Employee’s satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

10. Limitations on Disposition of Underlying Shares.  It is understood and intended that this Option shall qualify as an “incentive stock option” as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Underlying Shares acquired upon exercise of this Option within one year after the day of the transfer of such shares to the Employee, nor within two years after the grant of this Option. If the Employee disposes of any such Underlying Shares within said periods (whether by sale, exchange, gift, transfer or otherwise), he or she will notify the Company in writing within ten days after such disposition.

11. Miscellaneous.

(a) Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

(b) All notices under this Agreement shall be mailed, delivered by hand, or delivered by electronic means to the parties pursuant to the contact information for the applicable party set forth in the records of the Administrative Service, or at such other address as may be designated in writing by either of the parties to the other party.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(d) The Employee hereby accepts, by signature or electronic means delivered to the Administrative Service, this Option and agrees to the terms and conditions of this Agreement and the Company’s 2012 Equity Award Plan. The Employee hereby acknowledges receipt of a copy of the Company’s 2012 Equity Award Plan.

Date of Grant: [ ]	TILE SHOP HOLDINGS, INC.
By: Name: Robert A. Rucker
Title: President
EMPLOYEE
[ ]

TILE SHOP HOLDINGS, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

1. Grant of Option.  Tile Shop Holdings, Inc., a Delaware corporation (the “Company”), hereby grants to [    ] (the “Optionee”), an option (the “Option”), pursuant to the Company’s 2012 Equity Award Plan (the “Plan”), to purchase an aggregate of [    ] shares (the “Underlying Shares”) of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company at a price of $[     ] per share (the “Exercise Price”), purchasable as set forth in and subject to the terms and conditions of this Nonstatutory Stock Option Agreement (the “Agreement”) and the Plan. Except where the context otherwise requires, the term “Company” shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Plan. To the extent that any term of this Agreement conflicts or is otherwise inconsistent with any term of the Plan, as amended from time to time, the terms of the Plan shall take precedence and supersede any such conflicting or inconsistent term contained herein.

2. Nonstatutory Stock Option.  This Option is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

3. Exercise of Option and Provisions for Termination.

(a) Vesting Schedule.  [Vesting to be specified by the Compensation Committee of the Board of Directors.] Except as otherwise provided in this Agreement, this Option may be exercised at any time prior to the tenth anniversary of the date of grant (the “Expiration Date”) in installments as to not more than the number of Underlying Shares then Vested pursuant to the provisions of this Section 3(a). The right of exercise shall be cumulative so that if this Option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all Underlying Shares not so purchased at any time prior to the Expiration Date or the earlier termination of this Option. This Option may not be exercised at any time after the Expiration Date.

(b) Exercise Procedure.  Subject to the conditions set forth in this Agreement, the Employee may exercise this Option by delivery of notice in a form (which may be electronic) approved by the Company to the Company or its designated Administrative Service (as defined below) accompanied by payment of consideration in an amount equal to the aggregate Exercise Price for the Underlying Shares to be purchased by such means as may be permitted by the Company or the Administrative Service, including, without limitation, by electing that the Company or the Administrative Service withhold delivery of such number of Underlying Shares having an aggregate Fair Market Value equal in amount to the aggregate Exercise Price for all Underlying Shares to be purchased plus the amount of all applicable Federal, state and local income and employment tax withholding requirements and applicable fees. Such exercise shall be effective upon receipt by the Company or the Administrative Service of such notice together with the required payment. The Employee may purchase less than the number of Underlying Shares for which this Option is Vested at any point in time; provided, however, that no partial exercise of this Option may be for any fractional shares. “Administrative Service” shall mean [    ] or any successor third-party stock option administrator designated by the Company from time to time.

(c) Continuous Engagement Required.  Except as otherwise provided in this Section 3, this Option may not be exercised unless the Optionee, at the time that he or she exercises this Option, is, and has been at all times since the date of grant of this Option, a Director of the Company.

(d) Exercise Period Upon Termination of Engagement.  If the Optionee ceases to be a Director of the Company for any reason other than death or Disability, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Expiration Date); provided, however, that this Option shall be exercisable only to the extent that the Optionee was entitled to exercise this Option on the date of such cessation.

(e) Exercise Period Upon Death or Disability.  If the Optionee dies or becomes Disabled prior to the Expiration Date while he or she is a Director of the Company, or if the Optionee dies within three months after the Optionee ceases to be a Director of the Company, this Option shall be exercisable, within the period of one year following the date of death or Disability of the Optionee (but in no event after the Expiration Date) by the Optionee or by the person to whom this Option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder; provided, however, that this Option shall be exercisable only to the extent that this Option was exercisable by the Optionee on the date of his or her death or Disability.

(f) Discharge for Cause.  If the Optionee, prior to the Expiration Date, ceases to serve as a Director of the Company because he or she is discharged for cause, the right to exercise this Option shall terminate immediately upon such termination for cause.

4. Non-transferability of Option.  Except as provided in Section 3(e), this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall, at the election of the Company, become null, void and of no further force of effect.

5. No Right to Serve as Director.  Nothing contained in the Plan or this Agreement shall be construed or deemed by any Person under any circumstance to bind the Company to continue to engage the Optionee as a Director of the Company for the period within which this Option may be exercised.

6. Rights as a Shareholder.  The Optionee shall have no rights as a shareholder with respect to any Underlying Shares unless and until the date on which the Optionee becomes the holder of record of the Underlying Shares purchased pursuant to this Option on the books and records of the Company, as maintained by the transfer agent for the Company’s Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to such date.

7. Adjustments.

(a) General.  If: (i) the Company shall at any time be involved in a merger or other transaction in which shares of Common Stock are changed or exchanged, (ii) the Company shall subdivide or combine shares of Common Stock or the Company shall declare a dividend payable in shares of Common Stock, other securities or other property, (iii) the Company shall effect a cash dividend the amount of which, on a per share of Common Stock basis, exceeds 10% of the Fair Market Value of a share of Common Stock at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on shares of Common Stock in the form of cash, or a repurchase of shares of Common Stock, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving shares of Common Stock, or (iv) any other event shall occur, which in the judgment of the Board or Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust as applicable: (y) the number and kind of shares or other securities subject to this Option and (z) the Exercise Price for each share of Common Stock or other security subject to this Option, without changing the aggregate Exercise Price as to which this Option remains exercisable.

(b) Board Authority to Make Adjustments.  Adjustments under this Section 7 will be made by the Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final and binding. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

(c) Limits on Adjustments.  No adjustment shall be made under this Section 7 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this Option or a grant of additional benefits to the Optionee.

8. Change of Control.

(a) General.  In the event of a Change of Control, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15 of the Plan.

(b) Acceleration.  In the event of a Change of Control, the Vesting schedule set forth in Section 3(a) of this Agreement shall be accelerated such that this Option shall, immediately prior to consummation of such Change of Control, become Vested and exercisable as to all Underlying Shares.

9. Withholding Taxes.  The Company’s obligation to deliver Underlying Shares upon the exercise of this Option shall be subject to the Optionee’s satisfaction of all applicable Federal, state and local tax withholding requirements.

10. Miscellaneous.

(a) Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

(b) All notices under this Agreement shall be mailed, delivered by hand, or delivered by electronic means to the parties pursuant to the contact information for the applicable party set forth in the records of the Administrative Service, or at such other address as may be designated in writing by either of the parties to the other party.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(d) The Optionee hereby accepts, by signature or electronic means delivered to the Administrative Service, this Option and agrees to the terms and conditions of this Agreement and the Company’s 2012 Equity Award Plan. The Optionee hereby acknowledges receipt of a copy of the Company’s 2012 Equity Award Plan.

Date of Grant: [ ]	TILE SHOP HOLDINGS, INC.
By: Name: Robert A. Rucker Title: President
OPTIONEE [ ]

TILE SHOP HOLDINGS, INC.
STOCK RESTRICTION AGREEMENT

This Agreement (the “Agreement”) is made this the [    ] day of [          ], 20[  ], by and between Tile Shop Holdings, Inc. (the “Company”), a Delaware corporation with its principal place of business at 14000 Carlson Parkway, Plymouth, MN 55441 and [         ], an individual having an address at [              ] (the “Stockholder”). Capitalized terms used by not otherwise defined herein shall have the meaning ascribed to such terms in the Company’s 2012 Equity Award Plan (the “Plan”). To the extent that any term of this Agreement conflicts or is otherwise inconsistent with any term of the Plan, as amended from time to time, the terms of the Plan shall take precedence and supersede any such conflict or inconsistent term contained herein.

WHEREAS, pursuant to the Plan, the Company desires to sell to the Stockholder, and the Stockholder desires to purchase [     ] shares (the “Shares”) of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”); and

WHEREAS, as a condition to the purchase and sale of the shares, the parties have agreed that the Shares shall be subject to a stock restriction agreement containing the terms and conditions herein;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Stockholder agree as follows:

1. Shares to be Subject to Restriction.  The Stockholder agrees that the Shares shall be subject to the Purchase Option (as defined below) set forth in Section 2 of this Agreement, to the restrictions on transfers set forth in Section 4 of this Agreement, and to any additional provisions of the Plan applicable to such Shares during the Restriction Period.

2. Purchase Option.  If the Stockholder ceases to be an executive officer, employee, or Director of, or a Consultant to, the Company for any reason or no reason, with or without cause, at any time prior to [    ] (the “Triggering Event”), the Company or its assignee (to the extent permissible under applicable securities laws) shall have the right and option (the “Purchase Option”) to purchase from the Stockholder, at a price of $[     ] per share (the “Option Price”), the following number of Shares: [Repurchase schedule to be specified by the Compensation Committee of the Board of Directors.]

Notwithstanding the foregoing provisions of this Section 2, in the event of a Change of Control during the Restriction Period, the vesting schedule set forth in this Section 2 may be accelerated in whole or in part at the sole discretion of the Committee.

3. Exercise of Purchase Option, Closing and Payment for Shares.

(a) The Company may exercise the Purchase Option by delivering or mailing to the Stockholder, in accordance with Section 11, written notice of exercise within thirty (30) days after the Triggering Event together with a check in the amount of the aggregate Option Price with respect to Shares purchase pursuant to the Purchase Option. The notice must specify the number of Shares to be purchased under the Purchase Option. If and to the extent that the Purchase Option is not exercised, in whole or in part, within the thirty (30) day period, the Purchase Option (or its unexercised part, as applicable) will automatically expire and terminate effective upon the expiration of the thirty (30) day period.

(b) Promptly upon delivery or mailing to the Stockholder of the written notice and aggregate Option Price as set forth in Section 3(a) above, the Company shall cause to be cancelled on its books and records all Shares held by the Stockholder and subject to the exercise of the Purchase Option by the Company.

(c) After the time at which the Company delivers or mails to the Stockholder the written notice and aggregate Option Price as set forth in Section 3(a) above, the Company shall not pay any dividend to the Stockholder on account of the Shares subject to the Purchase Option so exercised or permit the Stockholder to exercise any of the privileges or rights of a Stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

(d) The Option Price shall be payable in immediately available funds.

4. Restrictions on Transfer.  The Stockholder shall not, during the term of the Purchase Option, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise, any of the Shares, or any interest therein, unless and until such are no longer subject to the Purchase Option.

5. Effect of Prohibited Transfer.  The Company will not be required (a) to transfer on its books any Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares, or to pay dividends to, any transferee to whom any such Shares have been so sold or transferred.

6. Restrictive Legend.  All certificates representing Shares subject to this Agreement shall bear a legend in substantially the following form, in addition to any other legends that may be required under applicable federal or state securities laws:

“The shares represented by this certificate are subject to an option to purchase and restrictions on transfer set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of this certificate, a copy of which is available for inspection at the offices of the Secretary of the corporation.”

7. Adjustments for Stock Splits, Stock Dividends, etc.  Subject to the provisions of Section 15 of the Plan, if from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of its ownership of the Shares will be immediately subject to the Purchase Option, the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the Shares, and the respective option prices shall be appropriately adjusted.

8. Severability.  The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement will be severable and enforceable to the extent permitted by law.

9. Binding Effect.  This Agreement is binding upon and shall inure to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, as applicable, subject to the restrictions on transfer set forth in Section 4 herein.

10. No Rights to Employment.  Nothing contained in this Agreement is to be construed as giving the Stockholder any right to be retained, in any position, as an employee of the Company.

11. Notice.  All notices required or permitted hereunder must be in writing and are deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party to this Agreement at the address shown above, or at such other address as one party will designate to the other in accordance with this Section 11.

12. Pronouns.  Whenever the context may require, any pronouns used in this Agreement are deemed to include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns are deemed to include the plural, and vice versa.

13. Entire Agreement.  This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

14. Amendment.  This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.

15. Governing Law.  This Agreement shall be construed and enforced in accordance with and governed by the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

[Next Page is Signature Page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TILE SHOP HOLDINGS, INC.

By:
Name: Robert A. Rucker
Title: President

STOCKHOLDER

[          ]

AMENDED AND RESTATED
AMENDMENT NO. 1
TO THE
TILE SHOP HOLDINGS, INC. 2012 EQUITY AWARD PLAN

This Amendment No. 1 dated effective February 14, 2013 is an amendment to that certain 2012 Equity Award Plan of Tile Shop Holdings, Inc., a Delaware corporation (the “Company”), dated June 24, 2012 (the “Original Plan”).

1. Amendment to Title of the Original Plan.  The title of the Original Plan shall be deleted in its entirety and replaced with “Tile Shop Holdings, Inc. 2012 Omnibus Award Plan.”

2. Amendment to Section 1(a) of the Original Plan.  The reference in Section 1(a) of the Original Plan that reads “The Tile Shop Holdings, Inc. 2012 Equity Award Plan (the ‘Plan’)” shall be deleted in its entirety and replaced with “The Tile Shop Holdings, Inc. 2012 Omnibus Award Plan (the ‘Plan’)”.

3. Amendment to Section 2(c) of the Original Plan.  Section 2(c) shall be deleted in its entirety and replaced with the following:

“(c) ‘Award’ means a grant of Options, Restricted Stock, or a Performance Award.”

4. Addition of Section 2(aa) to the Original Plan.  A new Section 2(aa) shall be added to the Original Plan which reads as follows:

“(aa) ‘Performance Award’ means any grant pursuant to Section 14 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.”

5. Addition of Section 2(bb) to the Original Plan.  A new Section 2(bb) shall be added to the Original Plan which reads as follows:

“(bb) ‘Performance Period’ means the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Goals specified by the Committee with respect to such Performance Award are to be measured.”

6. Amendment to Section 6(a) of the Original Plan.  Section 6(a) shall be deleted in its entirety and replaced with the following:

“(a) Plan Reserve.  Subject to adjustment as provided in Section 12, an aggregate of 2,500,000 Shares are reserved for issuance under the Plan. On January 1 of each year beginning after the Effective Date and ending on February 14, 2013, an additional number of Shares shall become available for issuance under the Plan equal to the lesser of: (i) 2,500,000 Shares; (ii) six percent (6%) of the number of Shares issued and outstanding (on an as-converted basis) as of the immediately preceding December 31; and (iii) another amount determined by the Board; provided, however, after February 14, 2013 the adjustment provided in this sentence shall be eliminated. Subject to Section 6(b) and Section 12(a), all Shares reserved for issuance under the Plan may be issued as Incentive Stock Options.”

7. Amendment to Section 6(c) of the Original Plan.  Section 6(c) shall be deleted in its entirety and replaced with the following:

“(c) Limitation on Awards During a Calendar Year.  Notwithstanding any provision in the Plan to the contrary, and subject to Section 12(a), the maximum number of Shares with respect to one or more Awards that may be granted to (or where the value of the Award is based on the Fair Market Value of the Shares, is with respect to) any one Participant during any calendar year shall be 2,000,000. Further, in no event shall the amount paid in any calendar year to any one Participant under a Performance Award granted pursuant to Section 14 exceed the greater of (i) $5,000,000, or (ii) 300% of the Participant’s base salary in effect as of the beginning of the applicable Performance Period.”

8. Addition of Section 14 to the Original Plan.  A new Section 14 shall be added to the Original Plan which reads as follows:

“14. Performance Awards.  Each Performance Award granted pursuant to this Section 14 shall be evidenced by a written performance award agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Committee and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

(a) Awards.  Performance Awards may be granted to any Participant in the Plan. Performance Awards shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Goals established by the Committee over a specified Performance Period.

(b) Performance Objectives, Performance Period and Payment.  The Performance Award Agreement shall set forth:

(i) the dollar value of each Performance Award;

(ii) one or more Performance Goals established by the Committee;

(iii) the Performance Period over which Performance Award may be earned or may become vested;

(iv) the extent to which partial achievement of the Performance Goals may result in a payment of the Performance Award, as determined by the Committee; and

(v) the date upon which payment of Performance Award will be made and the extent to which such payment may be deferred.

(c) Withholding Taxes.  The Company or its Affiliates shall be entitled to withhold and deduct from any payments made in connection with the Performance Award, or from any other future payments made to the Participant, all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award.

(d) Nontransferability.  No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

(e) Other Provisions.  The Performance Award Agreement authorized under this Section 14 shall contain such other provisions as the Committee shall deem advisable.

9. Except as otherwise amended or modified herein, all other provisions of the Original Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has executed this document effective as of the 14th day of February, 2013.

TILE SHOP HOLDINGS, INC.

By:	/s/ Timothy C. Clayton Timothy C. Clayton Chief Financial Officer

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

**Nominees**

01 Peter J. Jacullo III 02 Adam L. Suttin

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____________________________________

**The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.**

**The Board of Directors recommends you vote 1 YEAR on the following proposal:**

| | 1 year | 2 years | 3 years | Abstain |
|---|---|---|---|---|
| 6 To recommend, on a non-binding advisory basis, the frequency of named executive officer compensation votes. | ☐ | ☐ | ☐ | ☐ |

**NOTE:** Proposal 1 is to elect Class I directors to hold office until the 2016 Annual Meeting of Stockholders. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

0000181335_1 R1.0.0.51160

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com .

**TILE SHOP HOLDINGS, INC.**
**Annual Meeting of Stockholders**
**July 23, 2013 8:00 AM (Central Time)**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints Robert A. Rucker and Adam L. Suttin, and each of them individually, as attorneys and proxies, of the undersigned, with the power to act without the other and with full power of substitution, and hereby authorizes them to represent and vote all of the shares of stock of Tile Shop Holdings, Inc., a Delaware corporation, standing in the name of the undersigned with all the power which the undersigned would have if present at the Annual Meeting of Stockholders to be held at 8:00 a.m. (Central Time) on July 23, 2013, and any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could so act if present thereat, upon and in respect of the matters listed on the reverse side and in accordance with the instructions designated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

**This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**

0000181335_2 R1.0.0.51160